Quarterly Report June 30, 2013

Value Fund
Partners Value Fund
Partners III Opportunity Fund
Research Fund
Hickory Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

WEITZ
1983 W 2013
30 YEARS

WEITZ INVESTMENT PHILOSOPHY

Over the 30+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	7

Value Fund	8

Partners Value Fund	12

Partners III Opportunity Fund	16

Research Fund	22

Hickory Fund	26

Balanced Fund	30

Short-Intermediate Income Fund	34

Nebraska Tax-Free Income Fund	41

Government Money Market Fund	46

Index Descriptions	48

The management of Weitz Funds has chosen paper for the 48 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
JUNE 30, 2013

		Total Returns		Average Annual Total Returns
	Inception									Since
Fund Name	Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Value	5/09/86	4.0%	23.3%	19.1%	9.6%	5.9%	6.4%	10.4%	10.9%	10.7%
Russell 1000		2.7	21.2	18.6	7.1	7.7	4.6	8.8	9.9	9.4
Russell 1000 Value		3.2	25.3	18.5	6.7	7.8	5.5	9.2	10.1	9.8
Partners Value(a)	6/01/83	3.8	25.6	18.9	12.3	7.3	7.4	11.3	11.8	12.7
Partners III Opportunity(a)	6/01/83
Institutional Class		4.2	27.6	20.0	15.7	9.9	9.4	13.2	13.1	13.5
Investor Class(b)		4.1	27.3	19.7	15.6	9.9	9.4	13.2	13.1	13.5
Research(a)(c)	4/01/05	6.1	16.4	16.8	13.1	—	—	—	—	7.5
Russell 3000		2.7	21.5	18.6	7.2	7.8	4.7	8.8	9.8	—
Russell 3000 Value		3.1	25.3	18.4	6.8	7.9	5.7	9.3	10.1	—
Hickory	4/01/93	2.8	20.9	19.2	12.9	9.0	5.3	11.0	—	10.6
Russell 2500		2.3	25.6	19.6	9.2	10.3	8.1	10.3	—	10.3
Russell 2500 Value		1.5	26.9	18.9	9.4	10.2	8.6	11.0	—	11.0
S&P 500		2.9	20.6	18.5	7.0	7.3	4.2	8.7	9.7	—
Balanced	10/01/03	1.7	13.4	11.5	8.6	—	—	—	—	5.7
Blended Index		1.1	12.1	12.3	6.5	—	—	—	—	6.3
Short-Intermediate Income	12/23/88
Institutional Class		-1.3	1.8	2.5	4.4	4.0	4.7	5.1	—	5.8
Investor Class(b)		-1.4	1.6	2.3	4.3	3.9	4.7	5.1	—	5.8
Barclays Intermediate Credit		-1.7	0.3	3.1	4.6	4.0	5.2	5.4	—	6.5
Nebraska Tax-Free Income(a)	10/01/85	-1.6	-0.5	2.3	3.3	3.1	3.8	4.3	4.8	5.2
Barclays 5-Year Muni. Bond		-1.7	0.2	3.3	4.9	3.9	4.6	4.8	5.5	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.19%; Partners III Opportunity –Institutional Class, 1.60%; Partners III Opportunity – Investor Class, 2.26% (gross); Research, 1.74% (gross); Hickory, 1.26%; Balanced, 1.13%; Short-Intermediate Income – Institutional Class, 0.63%; Short-Intermediate Income – Investor Class, 0.98% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser.
This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
Index performance is hypothetical and is shown for illustrative purposes only. See page 48 for a description of all indicies.
(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Weitz Investment Management, Inc. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014.

4 Weitz Funds

LETTER TO SHAREHOLDERS
JULY 1, 2013

Dear Fellow Shareholder:

Our stock funds enjoyed a good second quarter and an excellent first half of 2013. Both relative and absolute results were strong. The table below summarizes results for the stock funds and the S&P 500 over the past six months, one year and three years. (More meaningful long-term comparisons are found in the table on the page opposite this letter.)

	Period Ended 6/30/13
	6 Months	1 Year	3 Year
Value	17.9%	23.3%	19.1%
Partners Value	16.1	25.6	18.9
Hickory	12.6	20.9	19.2
Partners III –
Institutional Class	18.6	27.6	20.0
Research	20.3	16.4	16.8
S&P 500	13.8	20.6	18.5

The bond market reacted very negatively to the Federal Reserve’s hints in June that it might slow its purchases of bonds. Our bond funds are positioned very defensively and in contrast to funds which held longer-term bonds, the year-to-date decline in the Short-Intermediate Fund – Institutional Class (-0.2%) was negligible.

The Balanced Fund is designed for investors who want to own both stocks and bonds and who want to delegate asset allocation decisions to us. It earned a very healthy 8.4% in the first half of 2013 as its stocks performed well and its conservative bond portfolio protected it from the bond market decline.

Market Commentary
For most of the second quarter, the stock market continued the advance that began last fall. For the last three quarters, our companies’ business values have grown, but their stock prices have risen faster. It seems that the Federal Reserve’s “Quantitative Easing” or “QE” (buying $85 billion of bonds on the open market every month) has created excess liquidity and that some of it has found its way into stock prices.

The rally faltered in mid-June when Fed Chairman Ben Bernanke mentioned that the Fed might begin “tapering” its purchases of bonds. In the ensuing “taper-tantrum,” the S&P 500 declined 6%, the bond market swooned and emerging markets went into convulsions. Fed officials immediately shifted to damage control mode, explaining that they were “not taking away the punchbowl,” but merely slowing the pace of adding liquor to the punch. Richard Fisher, president of the Dallas Fed, quipped, “I don’t want to go from ‘Wild Turkey’ to ‘Cold Turkey’ overnight.” At this point, stocks began to recover, and the bond market settled down, but it is clear that investor expectations are unrealistic—we cannot have both economic growth and perpetual QE.

The world is a messy place. We have catalogued the obvious risks in Europe, China and the Middle East in previous letters. It seems that one could close one’s eyes, spin a globe and insert a pin at random and find a place with a crisis of some sort. Levered speculators are clearly vulnerable to the inevitable shift in Fed policy and other investors who feel insulated may find their good stocks declining as others are forced to sell.

We tend to get excited when the market drops and our favorite stocks get cheaper. This confuses friends, family and clients—“What are you cheering for, anyway?!” We have not gone off the deep end. We only relish these selloffs because we believe they are temporary. Social, political and macro-economic change is usually gradual enough to allow companies to adapt and most crises are manageable. People and businesses are creative and resilient. As long as our companies are growing, generating more cash than they need and finding ways to increase their per share business values, lower stock prices will be temporary and give us the opportunity to buy more shares at reasonable (or preferably, unreasonable) prices.

Portfolio Review
Having made the brave statement that we would welcome lower stock prices, we would hasten to add that we are not predicting a market decline. We do not believe that anyone is really good at calling short-term market moves, so we do not take extreme portfolio positions. We have sold shares as they approached our estimates of full value, so we hold substantial cash reserves at quarter end, but we still own a group of companies that we believe have excellent long-term prospects.

What follows is a quick spin through the ten largest holdings among our family of funds. All of these companies will be familiar to long-time shareholders. I will not belabor the case for each, but the point is that we think that each will earn good returns for us from today’s prices and we would be very happy to buy more of each if their prices decline.

Valeant (VRX–$86) Valeant Pharmaceuticals continues to make acquisitions (most recently agreeing to purchase Bausch + Lomb), wring cost savings from the combined operations, and grow earnings per share. The outlook for Valeant’s well-diversified portfolio of 1,100 products is relatively predictable. The company has a robust pipeline of acquisition candidates and we expect Valeant to build on its dermatology and eye care franchises over the next few years.

DIRECTV (DTV–$62) DTV continues to grow profits in a stable U.S. market and to add subscribers rapidly in Latin America. The economics of the business are very good (subscriptions, growing free cash flow per share) and management’s capital allocation is excellent (careful with acquisitions, substantial share buybacks).

Aon ($64) Aon is a growing insurance brokerage firm whose stock was depressed by its acquisition of HR consultant Hewitt. Aon would be a beneficiary of higher insurance rates and increasing global economic activity.

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Berkshire Hathaway (BRK/B–$112) We and our clients have owned Berkshire continuously since 1976. It is “built to last” and we expect it to continue to compound shareholder wealth for years to come. People have been worrying about a post-Warren Berkshire for decades, but we believe that with management in place at all the subsidiaries, strong successors identified, and an expressed willingness to buy back substantial amounts of stock if it should trade down for any reason, we are comfortable continuing to hold the shares.

Wells Fargo (WFC–$41) Wells Fargo was a beneficiary of the financial crisis (though it was hard to tell at the time as the stock price dipped under $10). It avoided serious balance sheet problems and was able to buy (rescue) Wachovia Bank on very favorable terms. It has a great loan underwriting culture, very cheap deposits and is in a very strong position to take advantage of economic recovery and higher interest rates.

Liberty Global (LBTYK–$68) Liberty Global’s chairman, John Malone, also needs no introduction. LGI has been an aggressive acquirer of European cable assets, having just closed a merger with Virgin Media (UK cable), taken a position in Dutch cable company Ziggo, and expressing interest in making another German acquisition. LGI’s subscription business generates huge amounts of cash flow and management is not shy about using borrowed money to acquire cable systems and buy back its own stock.

Texas Instruments (TXN–$35) TI is an analog semiconductor company which makes a huge variety of relatively inexpensive products for electronics and industrial customers. The company took advantage of its financial strength to make opportunistic capital equipment acquisitions during the last recession and over the years has been a prodigious repurchaser of its own shares.

Redwood Trust (RWT–$17) We have owned Redwood shares since its founding in 1993. Redwood is a “value investor” in the residential and commercial mortgage markets. We know management well and trust their judgment. The mortgage market was rocked by the recent bond market commotion, but Redwood ought to be able to continue to build its business. Redwood’s current dividend yield is 7.5% and we would expect the company to raise its dividend over time.

Liberty Interactive (LINTA–$23) Liberty Interactive’s QVC continues to grow in the U.S., Europe and Japan. The company also owns 37% of HSN (Home Shopping Network). QVC and HSN employ both video and online retailing platforms that give them significant cost advantages over traditional (bricks and mortar) retailers. We trust management to both grow the business and buy back shares, thus increasing the value per share of our holdings.

Iconix (ICON–$29) Iconix is a licensing business. It buys the rights to license brands such as Candie’s, London Fog and Peanuts. The products are manufactured by others and sold through major retailers, usually on multi-year contracts. The result is very predictable licensing revenues generated with little capital investment and thus very high returns on invested capital.

Outlook
We really like these ten companies and the others in our stock portfolios. You will notice, though, that I did not characterize any of them as cheaply priced. They are fairly priced, and we expect them to sell at higher prices over time, but they are not “bargains” today.

Investing is a marathon. We face an ongoing series of decisions as to which companies to own, what price to pay, and when to be disciplined about holding out for the right opportunity. The fact that several of our stocks have performed unnaturally well this year gives us a measure of “cover” for our defensive positioning. We feel very confident that our patient, conservative approach will continue to serve us well. Believe me, when stocks become truly cheap again, we will follow Warren Buffett’s advice: “When it’s raining gold, go out with a bucket, not a thimble.”

Incidentally, for those who read the Wall Street Journal article about our firm and our “struggle” with ETF’s (passively-managed exchange traded funds), rest assured that the “struggle” is in the minds of the outside world. Passive investing has been around in the form of index funds for years. The ETF craze is the newest manifestation. ETF’s can be useful tools, but they also make it easier for investors to do things that are not in their own best interests. I think there will always be a place for (good) active portfolio management, and some of the structural flaws in the ETF format may even make our job easier.

Thanks again for the trust you place in us by allowing us to invest your capital.

Sincerely,

Wallace R. Weitz wally@weitzinvestments.com	Bradley P. Hinton brad@weitzinvestments.com

6 Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON INTERVAL LEISURE GROUP

By Jon Baker, CFA
Since its founding in 1976, Interval Leisure Group (ILG) has evolved into a leading global provider of services to the vacation lodging industry. ILG’s Membership and Exchange segment serves both individual owners of vacation timeshares and the developers of shared ownership resorts. The company’s budding Management and Rental platform offers a menu of services for condominium, hotel and timeshare properties and their homeowner associations.

We inherited our direct ownership interest in ILG when the company was spun-off from IAC/InterActiveCorp in August of 2008. On the way out the door, ILG paid its former parent a sizable dividend and was saddled with over $400mm of debt at costs approaching 10% per year. ILG’s first year of public life offered a rude welcome as the global economy plunged into recession, dragging the entire travel industry in its wake. Having briefly visited $15 in its first months of trading, ILG’s stock was offered for less than $4 a share by March of 2009.

ILG’s largest business is Interval International. It is one of two dominant timeshare exchanges in the world (the other being Wyndham’s RCI). Interval and RCI do not broker real estate, but rather facilitate, for example, the one-time swap of two timeshare owners’ weeks. Thus, ILG’s nearly two million members have the ability to shift both the timing and location of their owned vacation value. They can choose to bank that value for future use across a network of 2,800 affiliated resorts in more than 75 countries. Interval’s premium membership levels offer a number of incremental benefits, including lower transaction costs, priority access to discounted rental inventory and the ability to split an exchanged share into short stays at multiple resorts. In brief, an Interval membership offers optionality to the timeshare owner at a cost that is de minimis relative to the value of the share.

The annual value of that share is also perishable. Its owner is therefore incented to either use or bank unused value every year. In a recession, fewer owners travel and more weeks are banked. Builders awake to half-empty, in-process developments and plunging buyer interest. As the supply of available inventory outstrips demand, Interval sells excess, expiring inventory and keeps a greater share of the proceeds, thereby softening the impact of the declining transaction and membership fee revenues that suffer in recession. As the consumer climbs out of each downturn, demand for vacation options rises relative to supply. ILG supplements then-available inventory with additional purchases of developer-owned vacancies and the related margin shrinks. Eventually, cyclical sources of revenue (like the membership fee stream) begin to grow anew.

The “found” cash margin from the sale of excess inventory in a downturn, and the evaporation of such earnings in a recovery, acts as a counter-cyclical stabilizer of ILG’s total cash flow. Remarkably, a measure of unlevered cash flow reported by the company declined only 4% from 2008 to 2009 and has remained relatively stable for the company’s entire public life. The sub-$4 stock price in 2009 implied a total market value of less than $250mm. The company would go on to free cash flow nearly $300mm in the next four years alone.

“Stable,” of course, is not the same as “growing.” New timeshare development has long been the chief source of member growth for ILG, and resort development cratered with the retreat of lenders from both consumers and developers. As individual timeshare valuations and the cost of comparable hotel stays continue to head higher, the industry is progressing through the mountain of excess vacation capacity toward the day that new development makes sense for consumers, developers and lenders alike. ILG believes they see the tips of the green shoots already emerging from the ash.

Nearly two-thirds of the past few years’ cash flow was devoted to chipping away at the inherited debt load. ILG ultimately refinanced the remainder of the spin debt in the third quarter of 2012, and the resultant capital structure is vastly improved; even loaded for bear.

While ILG awaits a return to organic growth in its membership segment, CEO Craig Nash (a 30+ year veteran of the company) and his capable team have shifted greater focus to the management side of the business. With a platform for acquired growth, substantial recurring cash flow, an underlevered balance sheet, decades of experience and deep industry relationships, we look forward to the substantial progress ILG can grind out in this period of sub-par industry growth. We value the company’s shares in the high $20s. While no longer the screaming bargain we saw at the beginning of 2012, we see a combination of business quality, valuation and story that holds up well in both absolute and relative terms. In the land of expensive stocks, the reasonably priced, counter-cyclical duopoly is king.

Jon Baker, CFA, joined Weitz in 1997. He graduated from the University of Notre Dame and previously spent four years as an accountant at McGladrey & Pullen. Jon has a broad background in a variety of service industries.

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VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA; & David A. Perkins, CFA

The Value Fund returned +4.0% during the second calendar quarter, compared to a 2.9% gain for the S&P 500 and a 2.7% increase for the Russell 1000. Through the first six months of calendar 2013, the Fund increased 17.9% compared to a 13.8% gain for the S&P 500 and a +13.9% return for the Russell 1000. Volatility reappeared, albeit briefly, during the final weeks of the second quarter. While the U.S. economy is improving, most stocks remain at price levels that would seem to allow little to go wrong in the coming years. Against this backdrop, one can certainly still earn reasonable equity returns but we believe prudence dictates a more sizable cushion given the realities of a complex world and fickle investor psychology. As we enter the summer, several opportunities of interest are approaching the strike zone and plenty of others remain in the queue awaiting some combination of upward business value progression and/or lower stock prices. To be clear, we do not believe a sweeping price correction is necessary to put meaningful capital to work, though the Fund remains well positioned should investor skittishness increase surrounding the beginning of the end of the Fed’s quantitative easing program. When bargains are scarce, we agree with famed Wall Street trader Jesse Livermore – “the big money is made in the waiting.”

Valeant Pharmaceuticals (+15%), Microsoft (+22%) and Berkshire Hathaway (+7%) were the largest contributors to Fund performance during the quarter. In May, Valeant announced an agreement to purchase Bausch + Lomb Holdings for $8.7 billion in what would be the company’s largest ever acquisition. Importantly, Bausch may also be the company’s most attractive scale purchase to date, fitting hand-in-glove with CEO Michael Pearson’s strategic framework. Assuming the transaction closes as expected, Bausch brings Valeant an attractive multinational ophthalmology platform complementing its strong position in dermatology. The deal is attractive financially and should result in per share cash earnings accretion of 25-30%. Upon culmination of the transaction, we believe Valeant shares are worth more than $120 per share using relatively conservative forecasts.

Microsoft shares rallied during the second quarter as investors responded favorably to early success in the transition of its Office platform to a subscription-based model (now called Office 365). We expect Office 365 to be additive to MSFT’s growth and profitability in coming years, increasing the company’s recurring revenue base and lowering piracy. Improved cost discipline, the scaling of Microsoft’s “cloud” offerings, and the possibility of further streamlining the company’s organizational structure provide opportunities for solid profit growth. Berkshire Hathaway’s operating businesses enjoyed strong first quarter results, with non-insurance earnings rising roughly 10% versus a year ago. Not surprisingly, Berkshire’s stock has outpaced growth in underlying business value in the approximately two years since CEO Warren Buffett offered to repurchase stock at 110% of book value. At today’s price (85 to 90 cents on the dollar), the prospect of earning outsized returns is less likely, prompting us to lower Berkshire’s weighting to 4.5% of Fund net assets at quarter end.

Diageo plc (-9%), Range Resources (-5%) and Mosaic (-9%) each detracted modestly from second quarter performance. Diageo, the world’s largest spirits company, gave back some of its recent gains amid weakness across much of the consumer staples universe. Diageo has been a strong multi-year contributor for the Fund and remains among the more attractive businesses we own. Natural resource stocks experienced greater volatility in the second quarter, and ours were no exception. Recent travels to industry gatherings served as a fresh reminder of how different our investment horizon is versus the majority of those trafficking in energy and materials. In a $4 or better natural gas world, we believe Range Resources should grow net asset value at attractive rates over the next several years, though the journey is likely to be uneven at times. A weak potash market led Mosaic to push back a portion of its previously planned capacity expansion by one to two years. Management’s balance sheet and capital allocation plans were also likely disappointing to those hoping for something more aggressive. We continue to believe Mosaic’s stock is undervalued and that the board’s plan to repurchase up to 20-25% of the company’s outstanding shares over the next couple years represents a sound use of shareholder capital.

Second quarter portfolio activity was light. We made no new investments and added only modestly to a handful of existing positions. We closed a successful two-and-a-half year investment in CVS Caremark as shares reached our estimate of intrinsic value. At quarter end, residual cash stood at 27.1% of Fund assets. The aggregate price-to-value (P/V) ratio of the Fund remains in the low 80s, unchanged versus a quarter ago. The Value Fund invests in our best larger company ideas. The Fund’s weighted average market cap is approximately $77 billion and its top twenty holdings represent approximately two-thirds of net assets.

New and Eliminated Securities for Quarter Ended June 30, 2013
New ($mil)	Eliminations ($mil)
None	CVS Caremark	$15.5

8 Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	4.0%	23.3%	19.1%	9.6%	5.9%	6.4%	10.4%	10.9%
S&P 500	2.9	20.6	18.5	7.0	7.3	4.2	8.7	9.7
Russell 1000	2.7	21.2	18.6	7.1	7.7	4.6	8.8	9.9
Russell 1000 Value	3.2	25.3	18.5	6.7	7.8	5.5	9.2	10.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 2003 through June 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011	6.1	2.1	4.0
2012	13.2	16.0	-2.8
2013 (6/30/13)	17.9	13.8	4.1
Since Inception:
Cumulative
Return	1,464.0	1,160.3	303.7
Avg. Annual
Return	10.7	9.8	0.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 48 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 9

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	7.2%
Aon plc - CL A	4.7
DIRECTV	4.6
Berkshire Hathaway, Inc. - CL B	4.5
Texas Instruments, Inc.	3.6
Apache Corp.	3.5
Wells Fargo & Co.	3.2
Express Scripts Holding Co.	3.2
United Parcel Service, Inc. - CL B	3.2
Range Resources Corp.	3.1
% of Net Assets	40.8%

Industry Sectors
Consumer Discretionary	17.8%
Information Technology	14.2
Financials	12.4
Health Care	10.4
Energy	8.0
Industrials	4.8
Materials	4.0
Consumer Staples	1.3
Cash Equivalents/Other	27.1
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	14.7%	6.5%	0.89%
Microsoft Corp.	21.5	2.7	0.58
Berkshire Hathaway, Inc. - CL B	7.4	4.9	0.39
DIRECTV	8.9	4.4	0.39
Wells Fargo & Co.	12.4	3.1	0.38

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Range Resources Corp.	(4.5)%	2.9%	(0.15)%
Diageo plc - Sponsored ADR	(8.7)	1.4	(0.12)
The Mosaic Co.	(9.4)	0.7	(0.07)
Accenture plc - CL A	(4.3)	1.5	(0.06)
Liberty Global plc - Series C	(1.1)	3.1	(0.02)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

10 Weitz Funds

VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

COMMON STOCKS — 72.9%	Shares	Value
Consumer Discretionary — 17.8%
Cable & Satellite — 7.7%
DIRECTV*	760,000	$46,831,200
Liberty Global plc - Series C*	464,400	31,528,116
		78,359,316
Multiline Retail — 2.9%
Target Corp.	430,000	29,609,800
Internet & Catalog Retail — 2.7%
Liberty Interactive Corp. - Series A*	1,200,000	27,612,000
Advertising — 2.5%
Omnicom Group, Inc.	400,000	25,148,000
Movies & Entertainment — 2.0%
The Walt Disney Co.	325,000	20,523,750
		181,252,866
Information Technology — 14.2%
Semiconductors — 3.6%
Texas Instruments, Inc.	1,050,000	36,613,500
Internet Software & Services — 3.0%
Google, Inc. - CL A*	35,000	30,812,950
Computers & Peripherals — 2.6%
Hewlett-Packard Co.	1,060,000	26,288,000
Software — 2.5%
Microsoft Corp.	735,000	25,379,550
IT Services — 2.5%
Accenture plc - CL A	200,000	14,392,000
Fidelity National Information Services, Inc.	250,000	10,710,000
		25,102,000
		144,196,000
Financials — 12.4%
Insurance Brokers — 4.7%
Aon plc - CL A	750,000	48,262,500
Property & Casualty Insurance — 4.5%
Berkshire Hathaway, Inc. - CL B*	410,000	45,887,200
Commercial Banks — 3.2%
Wells Fargo & Co.	800,000	33,016,000
		127,165,700
Health Care — 10.4%
Pharmaceuticals — 7.2%
Valeant Pharmaceuticals International, Inc.* (c)	850,000	73,168,000
Health Care Services — 3.2%
Express Scripts Holding Co.*	530,000	32,695,700
		105,863,700
Energy — 8.0%
Oil & Gas Exploration & Production — 8.0%
Apache Corp.	421,000	35,292,430
Range Resources Corp.	410,000	31,701,200
Southwestern Energy Co.*	410,000	14,977,300
		81,970,930
Industrials — 4.8%
Air Freight & Logistics — 3.2%
United Parcel Service, Inc. - CL B	375,000	32,430,000
Aerospace & Defense — 1.6%
TransDigm Group, Inc.	105,000	16,460,850
		48,890,850

	Principal
	amount
	or shares	Value
Materials — 4.0%
Construction Materials — 1.9%
Martin Marietta Materials, Inc.	195,000	$19,191,900
Industrial Gases — 1.4%
Praxair, Inc.	125,000	14,395,000
Fertilizers & Agricultural Chemicals — 0.7%
The Mosaic Co.	125,000	6,726,250
		40,313,150
Consumer Staples — 1.3%
Beverages — 1.3%
Diageo plc - Sponsored ADR	115,000	13,219,250
Total Common Stocks
(Cost $476,691,014)		742,872,446

CASH EQUIVALENTS — 27.6%
U.S. Treasury Bills — 26.8%
U.S. Treasury Bills, 0.05% to 0.11%,
7/25/13 to 10/10/13(a)	$273,000,000	272,990,245
Money Market Funds — 0.8%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	8,822,746	8,822,746
Total Cash Equivalents
(Cost $281,792,014)		281,812,991
Total Investments in Securities
(Cost $758,483,028)		1,024,685,437
Options Written — 0.0%		(272,500)
Other Liabilities in Excess of Other Assets — (0.5%)		(4,957,558)
Net Assets — 100.0%		$1,019,455,379
Net Asset Value Per Share		$40.14

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Valeant Pharmaceuticals
International, Inc.	Aug. 2013 / $85	50,000	$(272,500)
Total Options Written
(premiums received $296,406)			$(272,500)

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2013.
(c)	Fully or partially pledged on outstanding written options.

weitzinvestments.com 11

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund returned +3.8% in the second calendar quarter, compared to +2.9% for the S&P 500 and +2.7% for the Russell 3000. The Fund’s health care stocks helped drive the quarter’s positive results. Valeant Pharmaceuticals (+15% for the quarter) announced a blockbuster deal to acquire Bausch + Lomb Holdings, a leading eye health company. The acquisition will give Valeant scale in another attractive therapeutic area, critical mass in new emerging market geographies and large cost saving opportunities. Our per share business value estimate will rise significantly as a result of this pending transaction. Omnicare (+18%) delivered strong growth in its specialty care group, and the company’s core long-term care pharmacy business showed encouraging progress. LabCorp of America (+11%) should generate robust cash earnings this year despite soft industry testing volumes.

Technology and consumer stocks also bolstered the Fund’s quarterly returns. Microsoft rose 22% after reporting first quarter results that exceeded low expectations. The company’s enterprise-facing divisions saw continued positive momentum. Microsoft continues to control operating expenses, stamp out free cash flow and return an encouraging amount of capital to shareholders via both dividend and share repurchase. Google (+11%) and Fidelity National Information Services (+9%) both reported solid quarterly results consistent with their strategic plans. Live Nation (+25%) prevailed in its arbitration with ticketing rival CTS Eventim, which removed a long-standing overhang on the stock. Other consumer-related contributors included Iconix Brand Group (+14%), Liberty Media Corporation (+14%) and DIRECTV (+9%).

Overall, twenty-two of the Fund’s twenty-eight stocks posted positive returns for the quarter, reflecting underlying business conditions that ranged from decent-to-very good. Redwood Trust (-26%) was the quarter’s largest detractor. Volatile mortgage market conditions impacted the securitization economics for jumbo loans, which had been very favorable early in the year. Despite the short-term market challenges, we think Redwood remains well positioned and on track for longer-term value creation.

For the calendar year-to-date, the Fund returned +16.1% compared to a +13.8% return for the S&P 500 and a 14.1% gain for the Russell 3000. Stock gains were broad-based, with pockets of particular strength in our technology, health care and consumer discretionary holdings. Nearly half of the Fund’s stocks generated returns of more than twenty percent. We let many of these winners run, especially those companies with management teams that allocate capital notably well. Examples include top holdings Valeant Pharmaceuticals (+44% year-to-date), Berkshire Hathaway (+25%), DIRECTV (+23%) and FLIR Systems (+22%).

Portfolio activity was light during the quarter. We did not buy any new stocks, nor did we eliminate any existing ones. On balance we were modest net sellers as stock prices continued to increase faster than underlying business values. We trimmed our holdings of Live Nation, Omnicare and CVS Caremark as the stocks approached our value estimates. We added modestly to our Liberty Global holdings after the company closed the Virgin Media deal, but most of the Fund’s holdings remained unchanged. The Fund’s residual cash position is 29% of net assets at quarter end.

While we have a sizeable on-deck list of companies that we would like to own, we are finding few compelling bargains. Our research approach is the same regardless of valuation levels. We continue to study businesses, visit companies, speak with management teams and attend industry conferences in our search for value. We look forward to updating you on our progress in the second half of the year.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Roughly two-thirds of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended June 30, 2013
New ($mil)	Eliminations ($mil)
None	None

12 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	3.8%	25.6%	18.9%	12.3%	7.3%	7.4%	11.3%	11.8%
S&P 500	2.9	20.6	18.5	7.0	7.3	4.2	8.7	9.7
Russell 3000	2.7	21.5	18.6	7.2	7.8	4.7	8.8	9.8
Russell 3000 Value	3.1	25.3	18.4	6.8	7.9	5.7	9.3	10.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2003 through June 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011	2.2	2.1	0.1
2012	17.9	16.0	1.9
2013 (6/30/13)	16.1	13.8	2.3
Since Inception:
Cumulative
Return	3,555.7	1,993.0	1,562.7
Avg. Annual
Return	12.7	10.6	2.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.19% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 48 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 13

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	4.5%
DIRECTV	4.5
Berkshire Hathaway, Inc. - CL B	4.3
Aon plc - CL A	4.0
Iconix Brand Group, Inc.	3.3
FLIR Systems, Inc.	3.2
Wells Fargo & Co.	3.2
Texas Instruments, Inc.	3.2
Liberty Global plc - Series C	3.1
Google, Inc. - CL A	2.8
% of Net Assets	36.1%

Industry Sectors
Consumer Discretionary	23.8%
Financials	14.2
Information Technology	13.9
Health Care	11.6
Energy	4.4
Materials	1.9
Consumer Staples	1.0
Cash Equivalents/Other	29.2
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	14.7%	4.2%	0.59%
Omnicare, Inc.	17.5	2.5	0.44
Microsoft Corp.	21.5	2.2	0.43
Iconix Brand Group, Inc.	13.7	3.3	0.43
DIRECTV	8.9	4.5	0.39

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	(25.6)%	3.4%	(0.95)%
Interval Leisure Group, Inc.	(7.9)	2.4	(0.21)
Martin Marietta Materials, Inc.	(3.2)	2.1	(0.06)
Southwestern Energy, Co.	(2.0)	1.9	(0.04)
Texas Instruments, Inc.	(0.9)	3.4	(0.02)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

14 Weitz Funds

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

COMMON STOCKS — 70.8%	Shares	Value
Consumer Discretionary — 23.8%
Cable & Satellite — 7.6%
DIRECTV*	650,000	$40,053,000
Liberty Global plc - Series C*	405,000	27,495,450
		67,548,450
Textiles, Apparel & Luxury Goods — 3.3%
Iconix Brand Group, Inc.*	1,000,000	29,410,000
Internet & Catalog Retail — 3.2%
Liberty Interactive Corp. - Series A*	950,000	21,859,500
Liberty Ventures - Series A*	80,000	6,800,800
		28,660,300
Multiline Retail — 2.5%
Target Corp.	325,000	22,379,500
Hotels, Restaurants & Leisure — 2.2%
Interval Leisure Group, Inc.	1,000,000	19,920,000
Broadcasting — 2.2%
Liberty Media Corp. - Series A*	155,000	19,647,800
Specialized Consumer Services — 1.6%
Coinstar, Inc.*	250,000	14,667,500
Movies & Entertainment — 1.2%
Live Nation Entertainment, Inc.*	700,000	10,850,000
		213,083,550
Financials — 14.2%
Property & Casualty Insurance — 4.3%
Berkshire Hathaway, Inc. - CL B*	340,000	38,052,800
Insurance Brokers — 4.0%
Aon plc - CL A	550,000	35,392,500
Commercial Banks — 3.2%
Wells Fargo & Co.	700,000	28,889,000
Mortgage REITs — 2.7%
Redwood Trust, Inc.	1,450,000	24,650,000
		126,984,300
Information Technology — 13.9%
Internet Software & Services — 4.0%
Google, Inc. - CL A*	28,000	24,650,360
XO Group, Inc.*	979,305	10,968,216
		35,618,576
Electronic Equipment & Instruments — 3.2%
FLIR Systems, Inc.	1,075,000	28,992,750
Semiconductors — 3.2%
Texas Instruments, Inc.	825,000	28,767,750
Software — 2.3%
Microsoft Corp.	575,000	19,854,750
IT Services — 1.2%
Fidelity National Information Services, Inc.	250,000	10,710,000
		123,943,826
Health Care — 11.6%
Health Care Services — 7.1%
Express Scripts Holding Co.*	375,000	23,133,750
Laboratory Corp. of America Holdings*	210,000	21,021,000
Omnicare, Inc.	400,000	19,084,000
		63,238,750
Pharmaceuticals — 4.5%
Valeant Pharmaceuticals International, Inc.* (c)	470,000	40,457,600
		103,696,350

	Principal
	amount
	or shares	Value
Energy — 4.4%
Oil & Gas Exploration & Production — 4.4%
Apache Corp.	275,000	$23,053,250
Southwestern Energy Co.*	450,000	16,438,500
		39,491,750
Materials — 1.9%
Construction Materials — 1.9%
Martin Marietta Materials, Inc.	172,500	16,977,450
Consumer Staples — 1.0%
Food & Staples Retailing — 1.0%
CVS Caremark Corp.	150,000	8,577,000
Total Common Stocks
(Cost $412,109,979)		632,754,226

CASH EQUIVALENTS — 29.3%
U.S. Treasury Bills — 26.8%
U.S. Treasury Bills, 0.05% to 0.11%,
7/25/13 to 10/10/13(a)	$240,000,000	239,991,945
Money Market Funds — 2.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	22,621,904	22,621,904
Total Cash Equivalents
(Cost $262,598,237)		262,613,849
Total Investments in Securities
(Cost $674,708,216)		895,368,075
Options Written — 0.0%		(218,000)
Other Liabilities in Excess of Other Assets — (0.1%)		(1,160,677)
Net Assets — 100.0%		$893,989,398
Net Asset Value Per Share		$28.80

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Valeant Pharmaceuticals
International, Inc.	Aug. 2013 / $85	40,000	$(218,000)
Total Options Written
(premiums received $237,125)			$(218,000)

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2013.
(c)	Fully or partially pledged as collateral on outstanding written options.

weitzinvestments.com 15

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund’s Institutional Class returned +4.2% in the second calendar quarter, compared to +2.9% for the S&P 500 and +2.7% for the Russell 3000. The Fund’s health care stocks helped drive the quarter’s positive results. Valeant Pharmaceuticals (+15% for the quarter) announced a blockbuster deal to acquire Bausch + Lomb Holdings, a leading eye health company. The acquisition will give Valeant scale in another attractive therapeutic area, critical mass in new emerging market geographies and large cost saving opportunities. Our per share business value estimate will rise significantly as a result of this pending transaction. Omnicare (+18%) delivered strong growth in its specialty care group, and the company’s core long-term care pharmacy business showed encouraging progress.

The Fund’s consumer discretionary holdings also bolstered quarterly returns. Live Nation (+25%) prevailed in its arbitration with ticketing rival CTS Eventim, which removed a long-standing overhang on the stock. Iconix Brand Group (+14%) continued to generate free cash flow and buy back substantial amounts of stock at a discount to our value estimate. Liberty Media Corporation (+14%) purchased 27% of Charter Communications, marking John Malone’s return to the U.S. cable industry that he helped pioneer.

Overall, the vast majority of the Fund’s long positions contributed to returns, while the short positions held back Fund results slightly. Redwood Trust (-26%) was the quarter’s largest detractor. Volatile mortgage market conditions impacted the securitization economics for jumbo loans, which had been very favorable early in the year. Despite the short-term market challenges, we think Redwood remains well positioned and on track for longer-term value creation.

For the calendar year-to-date, the Fund’s Institutional Class gained 18.6% compared to a 13.8% increase for the S&P 500 and a 14.1% gain for the Russell 3000. It has been a very good first half, with our technology, consumer and health care stocks contributing to absolute and relative results. We sold Hewlett-Packard and Dell after both stocks delivered outsized percentage increases from depressed year-end price levels. Live Nation, Iconix and DIRECTV led the consumer stock gains, while Valeant and Omnicare were the standouts in health care.

We only added one security to the portfolio this quarter, the ProShares Short 20+ Year Treasury ETF (ticker ‘TBF’). The TBF is a vehicle to short long-term Treasury bonds. As we have expressed in recent letters, we think long maturity bonds are unattractive investments. While there are very few “sure things” in investing, we feel confident that interest rates at some point will move higher in coming years. The arithmetic of bond pricing means that capital depreciation is likely to more than offset the higher coupon on longer-dated bonds if rates rise materially. Our relatively small position in TBF is a way to play offense around this theme.

In other activity, we sold Starz as the stock reached our value estimate after splitting from Liberty Media earlier in the year. We also eliminated Coinstar and Hewlett-Packard at gains. We aggressively trimmed Omnicare and SandRidge Energy, the former on valuation and the latter on waning conviction. While we were net sellers on balance, we continued to build the Fund’s position in TransDigm Group.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. Partners III is approximately 58% “net long” at quarter end, down from 70% in March. Our long positions declined to 74% of net assets as we trimmed holdings due to valuations, while our effective short positions represent 16% of net assets. The Fund’s shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended June 30, 2013
New ($mil)		Eliminations ($mil)
ProShares Short 20+ Year Treasury Fund	$4.5	Hewlett-Packard	$8.6
		Starz – Liberty Capital	4.2
		Coinstar	4.6

16 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	4.2%	27.6%	20.0%	15.7%	9.9%	9.4%	13.2%	13.1%
S&P 500	2.9	20.6	18.5	7.0	7.3	4.2	8.7	9.7
Russell 3000	2.7	21.5	18.6	7.2	7.8	4.7	8.8	9.8
Russell 3000 Value	3.1	25.3	18.4	6.8	7.9	5.7	9.3	10.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2003 through June 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011	5.6	2.1	3.5
2012	12.9	16.0	-3.1
2013 (6/30/13)	18.6	13.8	4.8
Since Inception:
Cumulative
Return	4,393.6	1,993.0	2,400.6
Avg. Annual
Return	13.5	10.6	2.9

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 1.60% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 48 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	7.0%
DIRECTV	5.4
Wells Fargo & Co.	4.6
Berkshire Hathaway, Inc. - CL B	4.1
Aon plc - CL A	4.0
Liberty Media Corp. - Series A	3.6
Live Nation Entertainment, Inc.	3.5
Iconix Brand Group, Inc.	3.3
Texas Instruments, Inc.	3.3
Redwood Trust, Inc.	3.2
% of Net Assets	42.0%

Industry Sectors
Consumer Discretionary	27.7%
Financials	15.9
Health Care	10.2
Information Technology	10.2
Energy	4.9
Industrials	2.5
Materials	1.7
Exchange Traded Funds	0.6
Securities Sold Short	(11.4)
Short Proceeds/Other	37.7
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	14.7%	7.1%	0.95%
Live Nation Entertainment, Inc.	25.3	3.7	0.79
Wells Fargo & Co.	12.4	4.8	0.57
DIRECTV	8.9	5.8	0.53
Iconix Brand Group, Inc.	13.7	3.6	0.50

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	(25.6)%	3.4%	(0.95)%
Interval Leisure Group, Inc.	(7.9)	2.3	(0.21)
Hewlett-Packard Co.	4.6	0.1	(0.14)
Range Resources Corp.	(4.5)	2.3	(0.13)
Ishares Russell 2000 Fund (short)	3.1	(4.2)	(0.13)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

COMMON STOCKS — 73.1%	Shares	Value
Consumer Discretionary — 27.7%
Cable & Satellite — 8.5%
DIRECTV*	700,000	$43,134,000
Liberty Global plc - Series C* (b)	370,000	25,119,300
		68,253,300
Broadcasting — 4.5%
Liberty Media Corp. - Series A* (b)	230,000	29,154,800
Cumulus Media, Inc. - CL A*	2,100,000	7,119,000
		36,273,800
Internet & Catalog Retail — 3.9%
Liberty Interactive Corp. - Series A* (b)	860,000	19,788,600
Liberty Ventures - Series A* (b)	130,000	11,051,300
		30,839,900
Movies & Entertainment — 3.5%
Live Nation Entertainment, Inc.*	1,800,000	27,900,000
Textiles, Apparel & Luxury Goods — 3.3%
Iconix Brand Group, Inc.*	900,000	26,469,000
Hotels, Restaurants & Leisure — 2.0%
Interval Leisure Group, Inc.	810,000	16,135,200
Advertising — 2.0%
National CineMedia, Inc.	940,000	15,876,600
		221,747,800
Financials — 15.9%
Commercial Banks — 4.6%
Wells Fargo & Co.(b)	900,000	37,143,000
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B* (b)	290,000	32,456,800
Insurance Brokers — 4.0%
Aon plc - CL A(b)	500,000	32,175,000
Mortgage REITs — 3.2%
Redwood Trust, Inc.(b)	1,500,000	25,500,000
		127,274,800
Health Care — 10.2%
Pharmaceuticals — 7.0%
Valeant Pharmaceuticals International, Inc.* (b)	650,000	55,952,000
Health Care Services — 3.2%
Laboratory Corp. of America Holdings* (b)	210,000	21,021,000
Omnicare, Inc.(b)	100,000	4,771,000
		25,792,000
		81,744,000
Information Technology — 10.2%
Semiconductors — 3.3%
Texas Instruments, Inc.	750,000	26,152,500
Internet Software & Services — 2.4%
Google, Inc. - CL A* (b)	12,500	11,004,625
XO Group, Inc.*	730,000	8,176,000
		19,180,625
Electronic Equipment & Instruments — 1.9%
FLIR Systems, Inc.	560,000	15,103,200

	Shares	Value
Software — 1.6%
Microsoft Corp.	380,000	$13,121,400
IT Services — 1.0%
CACI International, Inc. - CL A*	125,900	7,993,391
		81,551,116
Energy — 4.9%
Oil & Gas Exploration & Production — 4.9%
Range Resources Corp.(b)	220,000	17,010,400
Apache Corp.(b)	150,000	12,574,500
Southwestern Energy Co.*	200,000	7,306,000
SandRidge Energy, Inc.*	500,000	2,380,000
		39,270,900
Industrials — 2.5%
Aerospace & Defense — 2.1%
TransDigm Group, Inc.(b)	110,000	17,244,700
Machinery — 0.4%
Intelligent Systems Corp.* # †	2,270,000	2,853,390
		20,098,090
Materials — 1.7%
Construction Materials — 1.7%
Martin Marietta Materials, Inc.(b)	140,000	13,778,800
Total Common Stocks
(Cost $372,324,387)		585,465,506

EXCHANGE TRADED FUNDS — 0.6%

ProShares Short 20+ Year Treasury Fund*	150,000	4,707,000
(Cost $4,523,904)

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.2%	Strike price	to option
Put Options
S&P 500 Index	Aug. 2013 / $1,650	10,000	623,000
S&P 500 Index	Dec. 2013 / $1,590	10,000	736,000
Total Put Options
(premiums paid $1,255,500)			1,359,000

CASH EQUIVALENTS — 26.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $209,181,644)		209,181,644	209,181,644
Total Investments in Securities
(Cost $587,285,435)			800,713,150
Due From Broker(b) — 11.4%			91,005,344
Securities Sold Short — (11.2%)			(89,639,900)
Options Written — (0.2%)			(1,549,250)
Other Liabilities in Excess of Other Assets — (0.0%)			(42,673)
Net Assets — 100.0%			$800,486,671
Net Asset Value Per Share - Institutional Class			$14.86
Net Asset Value Per Share - Investor Class			$14.77

weitzinvestments.com 19

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

SECURITIES SOLD SHORT — (11.2%)	Shares	Value
Ishares Russell 2000 Fund	320,000	$(31,091,200)
Ishares Russell 2000 Value Fund	130,000	(11,167,000)
Ishares Russell Midcap Fund	180,000	(23,380,200)
SPDR S&P 500 ETF Trust	150,000	(24,001,500)
Total Securities Sold Short
(proceeds $73,023,229)		$(89,639,900)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Google, Inc. - CL A	July 2013 / $875	2,500	$(70,750)
Redwood Trust, Inc.	July 2013 / $20	10,000	(500)
Valeant Pharmaceuticals
International, Inc.	Aug. 2013 / $85	100,000	(545,000)
			(616,250)
Uncovered Call Options
S&P 500 Index	Aug. 2013 / $1,650	10,000	(136,500)
S&P 500 Index	Dec. 2013 / $1,590	10,000	(766,000)
			(902,500)
Put Options
Redwood Trust, Inc.	July 2013 / $20	10,000	(30,500)
Total Options Written
(premiums received $1,872,137)			$(1,549,250)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2013.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

20 Weitz Funds

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weitzinvestments.com 21

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA; David A. Perkins, CFA; & Andrew S. Weitz

The Research Fund gained 6.1% in the second calendar quarter, exceeding the returns of the S&P 500 (+2.9%), the Russell 3000 (+2.7%) and the Russell 3000 Value (+3.1%). For the calendar year-to-date, the Fund has returned +20.3%, compared to +13.8% for the S&P 500, +14.1% for the Russell 3000 and +15.8% for the Russell 3000 Value.

Key contributors to Fund performance for the second quarter were ITT Educational Services (+77%), Microsoft (+22%) and Valeant Pharmaceuticals (+15%). ITT’s shares surged in excess of 30% following the release of first quarter earnings. New student enrollments in the period declined at a lower rate than expected. Having lowered tuition rates at a majority of their campuses, management noted an increased level of both prospective student inquiries and conversion rates. The improving metrics bode well for an end to overall enrollment declines and we would expect a far higher stock price still, should sustainable top line growth eventuate.

Microsoft rose 22% after reporting first quarter results that exceeded low expectations. The company’s enterprise-facing divisions saw continued positive momentum. Microsoft continues to control operating expenses, stamp out free cash flow and return an encouraging amount of capital to shareholders via both dividend and share repurchase.

Valeant announced an agreement to purchase Bausch + Lomb for $8.7 billion in what would be the company’s largest ever acquisition. Assuming the transaction closes as expected, Bausch brings Valeant an attractive multinational ophthalmology platform complementing its strong position in dermatology. The deal should result in per share cash earnings accretion in the neighborhood of +25-30%.

Detractors from Fund performance in the second quarter were FTI Consulting (-13%) and Interval Leisure (-8%). FTI gave back some previously won ground as investors began baking in less optimistic assumptions for the more pro-cyclical offerings in the company’s arsenal of services. We continue to view FTI’s financial restructuring arm as likely to offer welcome ballast should the global economic seas turn choppy once more. Interval’s stock took a breather after a year or so of steady progress. The recent price weakness can be primarily attributed to the uncertain outlook with regard to consumer spending on travel and leisure. We believe the market has always underappreciated the stabilizers built into Interval’s timeshare exchange business. Analyst Jonathan Baker delves into this longtime portfolio holding in the current edition of the Analyst Corner.

Despite somewhat “uncooperative” equity valuations, the Fund added two new investments in the quarter. TransDigm sells replacement (or “aftermarket”) components primarily to the commercial aerospace market. Roughly three quarters of its sales come from products where it is the only source of supply, providing attractive competitive insulation and above average pricing power. Global airline passenger traffic is expected to continue its strong secular growth in coming years, which should result in a nice tailwind for TransDigm’s business. Management is exemplary and appropriately leverages the company’s ample excess cash flow for M&A or special dividends when attractive acquisition opportunities are lacking.

The second quarter also marked the return of payment software architect ACI Worldwide to the portfolio. ACI’s crown jewel payment switching business is as strong as ever and the company’s business value has grown materially as a result of three significant acquisitions in the past 18 months. These acquisitions have advanced the company’s long-term vision of becoming a payments hub for global financial institutions.

While no positions were eliminated in the period, eight of the Fund’s ten largest holdings coming into the quarter were reduced in size. The percentage of the Fund allocated to its top ten holdings dropped approximately 4% (to 47%) from the March quarter end. Despite the two new additions, residual cash holdings rose to 22% of the Fund’s net assets.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes and turnover within the Fund.

New and Eliminated Securities for Quarter Ended June 30, 2013
New ($000’s)		Eliminations ($000’s)
ACI Worldwide	$314	None
TransDigm Group	313

22 Weitz Funds

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Research	6.1%	16.4%	16.8%	13.1%	7.5%
S&P 500	2.9	20.6	18.5	7.0	6.0
Russell 3000	2.7	21.5	18.6	7.2	6.4
Russell 3000 Value	3.1	25.3	18.4	6.8	5.6

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through June 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011	4.2	2.1	2.1
2012	5.7	16.0	-10.3
2013 (6/30/13)	20.3	13.8	6.5
Since Inception:
Cumulative
Return	82.2	61.8	20.4
Avg. Annual
Return	7.5	6.0	1.5

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent prospectus are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 48 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 23

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar, Inc.	9.8%
FLIR Systems, Inc.	5.3
Microsoft Corp.	5.2
Valeant Pharmaceuticals International, Inc.	4.8
DIRECTV	4.4
Apache Corp.	3.8
ITT Educational Services, Inc.	3.7
Berkshire Hathaway, Inc. - CL B	3.6
Hewlett-Packard Co.	3.3
Aon plc - CL A	2.8
% of Net Assets	46.7%

Industry Sectors
Information Technology	28.9%
Consumer Discretionary	25.8
Health Care	7.5
Financials	6.4
Industrials	4.1
Energy	3.8
Consumer Staples	1.6
Cash Equivalents/Other	21.9
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
ITT Educational Services, Inc.	77.1%	3.2%	1.82%
Microsoft Corp.	21.5	6.0	1.31
Valeant Pharmaceuticals International, Inc.	14.7	4.8	0.67
DIRECTV	8.9	4.4	0.41
Apache Corp.	9.0	3.9	0.35

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
FTI Consulting, Inc.	(12.7)%	2.6%	(0.29)%
Interval Leisure Group, Inc.	(7.9)	1.9	(0.16)
Apple Inc.	(9.9)	1.7	(0.11)
Coinstar, Inc.	0.4	9.8	(0.08)
Oracle Corp.	(5.0)	1.5	(0.07)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

24 Weitz Funds

RESEARCH FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

COMMON STOCKS — 78.1%	Shares	Value
Information Technology — 28.9%
Software — 8.1%
Microsoft Corp.	30,455	$1,051,611
ACI Worldwide, Inc.*	7,000	325,360
Oracle Corp.	9,000	276,480
		1,653,451
IT Services — 6.0%
Sapient Corp.*	30,000	391,800
Fidelity National Information Services, Inc.	7,200	308,448
CACI International, Inc. - CL A*	4,600	292,054
Accenture plc - CL A	3,300	237,468
		1,229,770
Electronic Equipment & Instruments — 5.3%
FLIR Systems, Inc.	39,670	1,069,900
Computers & Peripherals — 4.9%
Hewlett-Packard Co.	27,130	672,824
Apple Inc.	800	316,864
		989,688
Internet Software & Services — 3.2%
XO Group, Inc.*	35,255	394,856
Google, Inc. - CL A*	300	264,111
		658,967
Semiconductors — 1.4%
Texas Instruments, Inc.	8,000	278,960
		5,880,736
Consumer Discretionary — 25.8%
Specialized Consumer Services — 9.8%
Coinstar, Inc.*	34,029	1,996,481
Cable & Satellite — 4.4%
DIRECTV*	14,500	893,490
Education Services — 3.7%
ITT Educational Services, Inc.*	30,450	742,980
Hotels, Restaurants & Leisure — 1.8%
Interval Leisure Group, Inc.	18,817	374,835
Advertising — 1.8%
National CineMedia, Inc.	21,836	368,810
Movies & Entertainment — 1.5%
The Walt Disney Co.	4,800	303,120
Textiles, Apparel & Luxury Goods — 1.4%
Iconix Brand Group, Inc.*	10,000	294,100
Multiline Retail — 1.4%
Target Corp.	4,000	275,440
		5,249,256
Health Care — 7.5%
Pharmaceuticals — 4.8%
Valeant Pharmaceuticals International, Inc.*	11,430	983,894
Health Care Services — 2.7%
Express Scripts Holding Co.*	4,500	277,605
Omnicare, Inc.	5,620	268,130
		545,735
		1,529,629

	Shares	Value
Financials — 6.4%
Property & Casualty Insurance — 3.6%
Berkshire Hathaway, Inc. - CL B*	6,492	$726,585
Insurance Brokers — 2.8%
Aon plc - CL A	8,930	574,646
		1,301,231
Industrials — 4.1%
Research & Consulting Services — 2.6%
FTI Consulting, Inc.*	16,202	532,884
Aerospace & Defense — 1.5%
TransDigm Group, Inc.	2,000	313,540
		846,424
Energy — 3.8%
Oil & Gas Exploration & Production — 3.8%
Apache Corp.	9,176	769,224
Consumer Staples — 1.6%
Personal Products — 1.6%
Avon Products, Inc.	15,000	315,450
Total Common Stocks
(Cost $12,265,289)		15,891,950

CASH EQUIVALENTS — 21.9%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $4,465,163)	4,465,163	4,465,163
Total Investments in Securities
(Cost $16,730,452)		20,357,113
Other Liabilities in Excess of Other Assets — 0.0%		(9,081)
Net Assets — 100.0%		$20,348,032
Net Asset Value Per Share		$11.50

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at June 30, 2013.

weitzinvestments.com 25

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned +2.8% in the second calendar quarter, compared with a +2.3% return for the Russell 2500. For the first half of the year, the Fund returned +12.6%, compared with +15.4% for the Russell 2500. For several quarters, we have written that rising company valuations have not kept pace with faster rising stock prices, resulting in an elevated level of residual cash in the Fund. In addition to its ability to play “defense” in a falling market, the Fund’s cash also creates the ability to play “offense” in periods of market volatility. We believe both characteristics were on display in the second quarter as investors struggled to make sense of the impact of a “tapering” Federal Reserve. In the volatile weeks that followed Ben Bernanke’s May 22 testimony, the Fund experienced only a modest decline and was able to add to several holdings at more attractive prices.

The Fund’s top contributors in the second quarter are also the top performers so far this year. Live Nation Entertainment (+25% in the second quarter, +66% year to date) announced it had prevailed in an arbitration case, and will not be forced to pay a settlement to CTS Eventim AG over a contract dispute. Removing this potentially sizeable liability allows investors to refocus on the improving core business and the upcoming cost savings of the company’s technology upgrades. Iconix Brand Group (+14% in the second quarter, +32% year to date) continues to execute well with its portfolio of brands and has used its cash flows, plus opportunistic borrowing from an accommodating debt market, to repurchase its shares at a healthy rate. Omnicare (+18%), Liberty Media (+14%) and Laboratory Corp (+11%) were also strong performers in the quarter, rounding out the top five.

Redwood Trust (-26% in the second quarter) reversed course after logging a nearly 40% gain in the first quarter. Benchmark interest rates have experienced a dramatic repricing since the Federal Reserve communicated the outlines for reducing (and eventually withdrawing) its Quantitative Easing program. Consequently, rates for mortgage products have moved higher in dramatic fashion and investors are concerned that new home purchases (and thus, new mortgage originations) will suffer. A reduction of supply and pause in fixed income investors’ appetite for new securitizations has pressured Redwood’s shares. We believe Redwood is well positioned to continue its leadership in the securitization market, and to execute well on its “value investor in mortgages” proposition. SandRidge Energy (-10% in the second quarter, -25% year to date) again had an outsized negative impact for the quarter and first half of the year. Although we are encouraged by the changes in management and at the board level, we again reduced our business value estimate (and position size) as drilling results were again below our expectations. As we update our outlook, we will continue to size our position according to our conviction.

The Fund modestly added to its stock holdings in the second quarter. Cash holdings declined from 32.2% to 31.7% of Fund net assets. Sales included the previously mentioned reduction of SandRidge shares as well as material trims of Omnicare as it approached our business value estimate. Volatility in the quarter allowed us to offset these reductions with material additions to our holdings of Sapient Corp., TransDigm Group and Redwood Trust.

The Fund initiated one new position in the quarter. World Fuel Services Corp. is a marketer and reseller of fuel, fuel-related products and services for the aviation, marine and land transportation markets. In most cases, World Fuel contracts with third parties for the delivery and/or storage of fuel in an “asset-lite” business model. Fuel consumers (e.g. airlines, marine shippers, gas stations) benefit as World Fuel can aggregate demand and negotiate better terms on their behalf. Producers benefit from having a single relationship with large scale demand. The company will benefit from additional industry consolidation, a likely return of oil price volatility (driving demand for hedging programs, etc.) and a slow, steady economic recovery that sustains the world’s continued need for petroleum based products.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $5.3 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 34% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended June 30, 2013
New ($mil)		Eliminations ($mil)
World Fuel Services	$9.2	None

26 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Hickory	2.8%	20.9%	19.2%	12.9%	9.0%	5.3%	11.0%
Russell 2500	2.3	25.6	19.6	9.2	10.3	8.1	10.3
Russell 2500 Value	1.5	26.9	18.9	9.4	10.2	8.6	11.0
S&P 500	2.9	20.6	18.5	7.0	7.3	4.2	8.7

Growth of $10,000
Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period June 30, 2008 through June 30, 2013, as compared with the growth of the Russell 2500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Hickory	Russell	Relative
Year	(1)	2500 (2)	Results (1)-(2)
2008 (7/1/08)	-28.9%	-31.2%	2.3%
2009	36.5	34.4	2.1
2010	38.7	26.7	12.0
2011	1.5	-2.5	4.0
2012	19.0	17.9	1.1
2013 (6/30/13)	12.6	15.4	-2.8
Since 7/1/08:
Cumulative
Return	83.0	55.4	27.6
Avg. Annual
Return	12.8	9.2	3.6

The following chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2003 through June 30, 2013, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period.

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011	1.5	2.1	-0.6
2012	19.0	16.0	3.0
2013 (6/30/13)	12.6	13.8	-1.2
Since Inception:
Cumulative
Return	675.1	428.9	246.2
Avg. Annual
Return	10.6	8.6	2.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 48 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 27

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
FLIR Systems, Inc.	4.2%
Iconix Brand Group, Inc.	4.0
Live Nation Entertainment, Inc.	3.6
Liberty Media Corp. - Series A	3.5
Redwood Trust, Inc.	3.3
Laboratory Corp. of America Holdings	3.3
National CineMedia, Inc.	3.2
Coinstar, Inc.	3.2
Liberty Interactive Corp. - Series A	3.1
TransDigm Group, Inc.	2.9
% of Net Assets	34.3%

Industry Sectors
Consumer Discretionary	28.1%
Information Technology	11.2
Financials	9.9
Health Care	5.2
Industrials	4.9
Materials	3.9
Energy	3.0
Consumer Staples	1.6
Telecommunication Services	0.5
Cash Equivalents/Other	31.7
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Live Nation Entertainment, Inc.	25.3%	3.5%	0.77%
Iconix Brand Group, Inc.	13.7	4.0	0.53
Omnicare, Inc.	17.5	2.8	0.51
Liberty Media Corp. - Series A	13.6	3.3	0.44
Laboratory Corp. of America Holdings	11.0	3.3	0.34

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	(25.6)%	3.5%	(0.98)%
Interval Leisure Group, Inc.	(7.9)	3.0	(0.24)
SandRidge Energy, Inc.	(9.7)	1.7	(0.16)
FTI Consulting, Inc.	(12.7)	1.1	(0.16)
Martin Marietta Materials, Inc.	(3.2)	2.6	(0.07)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

28 Weitz Funds

HICKORY FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

COMMON STOCKS — 68.3%	Shares	Value
Consumer Discretionary — 28.1%
Broadcasting — 4.4%
Liberty Media Corp. - Series A*	125,000	$15,845,000
Cumulus Media, Inc. - CL A*	1,200,000	4,068,000
		19,913,000
Internet & Catalog Retail — 4.2%
Liberty Interactive Corp. - Series A*	625,000	14,381,250
Liberty Ventures - Series A*	55,000	4,675,550
		19,056,800
Textiles, Apparel & Luxury Goods — 4.0%
Iconix Brand Group, Inc.*	625,000	18,381,250
Movies & Entertainment — 3.6%
Live Nation Entertainment, Inc.*	1,069,300	16,574,150
Advertising — 3.2%
National CineMedia, Inc.	873,409	14,751,878
Specialized Consumer Services — 3.2%
Coinstar, Inc.*	250,000	14,667,500
Hotels, Restaurants & Leisure — 2.8%
Interval Leisure Group, Inc.	650,000	12,948,000
Cable & Satellite — 2.7%
Liberty Global plc - Series C*	180,000	12,220,200
		128,512,778
Information Technology — 11.2%
IT Services — 5.1%
CACI International, Inc. - CL A* (c)	200,000	12,698,000
Sapient Corp.*	800,000	10,448,000
		23,146,000
Electronic Equipment & Instruments — 4.2%
FLIR Systems, Inc.	714,900	19,280,853
Internet Software & Services — 1.9%
XO Group, Inc.*	785,000	8,792,000
		51,218,853
Financials — 9.9%
Insurance Brokers — 4.9%
Brown & Brown, Inc.	310,000	9,994,400
Aon plc - CL A	130,000	8,365,500
Willis Group Holdings Ltd.	100,000	4,078,000
		22,437,900
Mortgage REITs — 3.3%
Redwood Trust, Inc.	900,000	15,300,000
Property & Casualty Insurance — 1.7%
CNA Financial Corp.	230,000	7,502,600
		45,240,500
Health Care — 5.2%
Health Care Services — 5.2%
Laboratory Corp. of America Holdings*	150,000	15,015,000
Omnicare, Inc.	180,000	8,587,800
		23,602,800
Industrials — 4.9%
Aerospace & Defense — 2.9%
TransDigm Group, Inc.	85,000	13,325,450
Commercial Services & Supplies — 1.0%
Ascent Capital Group, Inc. - CL A*	60,000	4,684,200
Research & Consulting Services — 1.0%
FTI Consulting, Inc.*	140,500	4,621,045
		22,630,695

	Principal
	amount
	or shares	Value
Materials — 3.9%
Construction Materials — 2.4%
Martin Marietta Materials, Inc.	110,000	$10,826,200
Metals & Mining — 1.5%
Compass Minerals International, Inc.	80,000	6,762,400
		17,588,600
Energy — 3.0%
Oil & Gas Refining & Marketing — 2.0%
World Fuel Services Corp.	230,000	9,195,400
Oil & Gas Exploration & Production — 1.0%
SandRidge Energy, Inc.*	1,000,000	4,760,000
		13,955,400
Consumer Staples — 1.6%
Personal Products — 1.6%
Prestige Brands Holdings, Inc.*	250,000	7,285,000
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
LICT Corp.* #	1,005	2,338,168
Total Common Stocks
(Cost $212,102,663)		312,372,794

CASH EQUIVALENTS — 31.7%
U.S. Treasury Bills — 30.1%
U.S. Treasury Bills, 0.05% to 0.11%,
7/25/13 to 10/10/13(a)	$138,000,000	137,995,336
Money Market Funds — 1.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	7,203,888	7,203,888
Total Cash Equivalents
(Cost $145,190,977)		145,199,224
Total Investments in Securities
(Cost $357,293,640)		457,572,018
Options Written — 0.0%		(38,000)
Other Assets Less Other Liabilities — 0.0%		18,668
Net Assets — 100.0%		$457,552,686
Net Asset Value Per Share		$51.65

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
CACI International,
Inc. - CL A	Sept. 2013 / $62.50	10,000	$(38,000)
Total Options Written
(premiums received $45,999)			$(38,000)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2013.
(c)	Fully or partially pledged on outstanding written options.

weitzinvestments.com 29

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund returned +1.7% in the second calendar quarter, compared to a +1.1% return for the Blended Index. The Fund’s health care and technology stocks helped drive the quarter’s results. Valeant Pharmaceuticals (+15% for the quarter) announced a blockbuster deal to acquire Bausch + Lomb Holdings, a leading eye health company. The acquisition will give Valeant scale in another attractive therapeutic area, critical mass in new emerging market geographies and large cost saving opportunities. LabCorp of America (+11%) should generate robust cash earnings this year despite soft industry testing volumes. Omnicare (+18%) delivered strong growth in its specialty care group, while the core long-term care pharmacy business showed encouraging progress. Microsoft rose 22% after reporting first quarter results that exceeded low expectations. The company’s enterprise-facing divisions saw continued positive momentum. Microsoft continues to control operating expenses, stamp out free cash flow and return an encouraging amount of capital to shareholders via both dividend and share repurchase. Google (+11%) and Fidelity National Information Services (+9%) both reported solid quarterly results consistent with their strategic plans.

Overall, twenty of the Fund’s twenty-seven stocks posted positive returns for the quarter, reflecting underlying business conditions that ranged from decent-to-very good. Redwood Trust (-26%) was the quarter’s largest detractor. Volatile mortgage market conditions impacted the securitization economics for jumbo loans, which had been very favorable early in the year. Despite the short-term market challenges, we think Redwood remains well positioned and on track for longer-term value creation. FTI Consulting also declined 13% after rising sharply since we bought the stock last August. From a portfolio standpoint, we like owning FTI’s financial restructuring and forensic accounting businesses, which should provide counter-cyclical ballast if the global economy hits a rougher patch.

For the calendar year-to-date, the Fund returned +8.4% compared to a +7.5% return for the Blended Index. While bonds have generally declined in value, stock gains have been broad-based. Walt Disney, National CineMedia and Omnicom Group all posted returns of more than 20% in the consumer sector. Six different technology holdings delivered double-digit returns, while Valeant (+44%) and Omnicare (+33%) were the health care standouts in both the first and second quarters. Other notable contributors year-to-date included Berkshire Hathaway (+25%), Aon plc (+16%) and United Parcel Service (+19%).

Portfolio activity was relatively light during the quarter. We did not buy any new stocks, nor did we sell any existing ones. We added to our holdings of Apache Corp. and Express Scripts at attractive prices. We modestly trimmed a few stocks as their valuations became stretched, most notably CVS Caremark and Omnicare. Most equity positions, however, remained unchanged. While valuations are less compelling, we think our companies are poised to continue growing per share business value over the next several years.

Our bond approach for some time has been to focus on shorter maturity, higher quality issues. As interest rates rose and mortgage spreads widened in June, we bought low coupon agency pass-through securities on pools of 10-year and 15-year collateral. These mortgage-backed securities (“MBS”) offer reasonable yield potential over their relatively short expected average lives. The low coupons and modest premiums help limit the risks associated with faster prepayments. Importantly, we believe these particular securities also have manageable extension risks should interest rates rise. On balance, we think these MBS have better risk-reward profiles than most high quality corporate bonds at today’s price levels.

The Fund’s asset allocation is 44% stocks, 11% bonds and 45% U.S. Treasury bills/residual cash. We are often asked, “So, what is your investing edge?” It is a complex question without a simple answer. Part of the secret sauce at Weitz, though, is our willingness to act decisively around our valuation discipline. We have positioned the portfolio cautiously, and intentionally so, as a result of our bottom-up valuation work. While bargains are scarce, security selection has fueled very solid recent results (thanks to the continued terrific and often unheralded efforts of our analyst team).

Wally described investing as a marathon in this quarter’s opening letter. We are most excited about the future possibilities that our liquidity provides. High cash levels may look passive or timid on the surface. Our approach is anything but. We spend our days studying businesses, visiting companies, speaking with management teams and attending industry conferences in our search for value. When stocks (or bonds) become truly cheap again, we will invest your capital boldly. We look forward to updating you on our progress in the second half of the year.

New and Eliminated Stocks for Quarter Ended June 30, 2013
New ($mil)	Eliminations ($mil)
None	None

30 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	2.9%
Berkshire Hathaway, Inc. - CL B	2.7
FLIR Systems, Inc.	2.6
Coinstar, Inc.	2.5
Aon plc - CL A	2.4
Apache Corp.	2.4
Laboratory Corp. of America Holdings	2.2
Google, Inc. - CL A	1.9
The Walt Disney Co.	1.8
Express Scripts Holdings Co.	1.8
% of Net Assets	23.2%

Industry Sectors
Information Technology	10.0%
Consumer Discretionary	8.2
Health Care	7.9
Financials	7.7
Energy	3.3
Industrials	2.5
Consumer Staples	2.1
Materials	1.8
Total Common Stocks	43.5
Cash Equivalents/Other	45.5
Corporate Bonds	6.0
Mortgage-Backed Securities	4.2
Asset-Backed & Commercial Mortgage-Backed Securities	0.8
Total Bonds & Cash Equivalents	56.5
Net Assets	100.0%

Top Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	14.7%	3.0%	0.39%
Microsoft Corp.	21.5	1.3	0.25
Apache Corp.	9.0	2.3	0.24
Laboratory Corp. of America Holdings	11.0	2.2	0.23
The Walt Disney Co.	11.2	1.9	0.21

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended June 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Redwood Trust, Inc.	(25.6)%	1.8%	(0.49)%
FTI Consulting, Inc.	(12.7)	1.0	(0.13)
Diageo plc - Sponsored ADR	(8.7)	1.4	(0.12)
Accenture plc - CL A	(4.3)	1.3	(0.04)
Wells Fargo & Co. 1.25% 2/13/15 bond	(0.4)	0.2	(0.04)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

weitzinvestments.com 31

BALANCED FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

COMMON STOCKS — 43.5%	Shares	Value
Information Technology — 10.0%
Electronic Equipment & Instruments — 2.6%
FLIR Systems, Inc.	100,000	$2,697,000
IT Services — 2.5%
Fidelity National Information Services, Inc.	35,000	1,499,400
Accenture plc - CL A	16,000	1,151,360
		2,650,760
Internet Software & Services — 1.9%
Google, Inc. - CL A*	2,300	2,024,851
Semiconductors — 1.7%
Texas Instruments, Inc.	50,000	1,743,500
Software — 1.3%
Microsoft Corp.	40,000	1,381,200
		10,497,311
Consumer Discretionary — 8.2%
Advertising — 2.5%
National CineMedia, Inc.	85,000	1,435,650
Omnicom Group, Inc.	20,000	1,257,400
		2,693,050
Specialized Consumer Services — 2.5%
Coinstar, Inc.*	45,000	2,640,150
Movies & Entertainment — 1.8%
The Walt Disney Co.	30,000	1,894,500
Multiline Retail — 1.4%
Target Corp.	21,500	1,480,490
		8,708,190
Health Care — 7.9%
Health Care Services — 5.0%
Laboratory Corp. of America Holdings*	23,000	2,302,300
Express Scripts Holding Co.*	30,000	1,850,700
Omnicare, Inc.	25,000	1,192,750
		5,345,750
Pharmaceuticals — 2.9%
Valeant Pharmaceuticals International, Inc.*	35,000	3,012,800
		8,358,550
Financials — 7.7%
Property & Casualty Insurance — 2.7%
Berkshire Hathaway, Inc. - CL B*	25,000	2,798,000
Insurance Brokers — 2.4%
Aon plc - CL A	40,000	2,574,000
Mortgage REITs — 1.6%
Redwood Trust, Inc.	100,000	1,700,000
Commercial Banks — 1.0%
Wells Fargo & Co.	25,000	1,031,750
		8,103,750
Energy — 3.3%
Oil & Gas Exploration & Production — 3.3%
Apache Corp.	30,000	2,514,900
Southwestern Energy Co.*	25,000	913,250
		3,428,150

	Principal
	amount
	or shares	Value
Industrials — 2.5%
Air Freight & Logistics — 1.6%
United Parcel Service, Inc. - CL B	20,000	$1,729,600
Research & Consulting Services — 0.9%
FTI Consulting, Inc.*	27,500	904,475
		2,634,075
Consumer Staples — 2.1%
Beverages — 1.2%
Diageo plc - Sponsored ADR	11,200	1,287,440
Food & Staples Retailing — 0.9%
CVS Caremark Corp.	17,500	1,000,650
		2,288,090
Materials — 1.8%
Construction Materials — 1.4%
Martin Marietta Materials, Inc.	15,000	1,476,300
Metals & Mining — 0.4%
Compass Minerals International, Inc.(e)	5,000	422,650
		1,898,950
Total Common Stocks
(Cost $31,024,030)		45,917,066

CORPORATE BONDS — 6.0%
American Express Credit Corp.
7.3% 8/20/13	$650,000	655,957
1.75% 6/12/15	500,000	507,026
Comcast Corp.
6.5% 1/15/15	300,000	326,021
4.95% 6/15/16	193,000	213,919
Dell, Inc.
5.625% 4/15/14	250,000	258,280
Hewlett-Packard Co.
6.0% 8/01/13	670,000	672,688
4.75% 6/02/14	750,000	773,652
Time Warner Cable, Inc.
7.5% 4/01/14	120,000	125,881
TE Connectivity Ltd.
5.95% 1/15/14	449,000	461,920
U.S. Bank N.A.
4.95% 10/30/14	500,000	527,855
WellPoint, Inc.
6.0% 2/15/14	250,000	258,189
Wells Fargo & Co.
0.6531% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	550,349
1.25% 2/13/15	750,000	754,582
0.4841% 5/16/16 Floating Rate Security	250,000	245,930
Total Corporate Bonds
(Cost $6,191,358)		6,332,249

32 Weitz Funds

MORTGAGE-BACKED	Principal
SECURITIES — 4.2%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 1.0%
Collateralized Mortgage Obligations — 0.3%
2627 CL LE — 3.0% 2017 (0.3 years)(e)	$31,735	$31,897
3649 CL BW — 4.0% 2025 (3.4 years)	316,174	335,433
		367,330
Pass-Through Securities — 0.7%
J14649 — 3.5% 2026 (3.5 years)	362,977	377,255
J16663 — 3.5% 2026 (3.7 years)	339,657	353,017
		730,272
		1,097,602
Federal National Mortgage Association — 2.7%
Collateralized Mortgage Obligations — 0.5%
2002-91 CL QG — 5.0% 2018 (1.6 years)(e)	220,621	235,212
2003-9 CL DB — 5.0% 2018 (1.7 years)(e)	222,871	238,070
		473,282
Pass-Through Securities — 2.2%
MA0464 — 3.5% 2020 (2.3 years)	481,505	503,564
995755 — 4.5% 2024 (3.1 years)	82,057	87,127
AR8198 — 2.5% 2023 (3.6 years)	493,834	507,796
AB1769 — 3.0% 2025 (3.6 years)	291,441	300,741
MA1502 — 2.5% 2023 (3.7 years)	400,000	411,302
AB3902 — 3.0% 2026 (4.0 years)	491,117	506,619
		2,317,149
		2,790,431
Non-Government Agency — 0.5%
Collateralized Mortgage Obligations — 0.5%
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.3 years)	66,704	66,806
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.0 years)(e)	155,722	152,999
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (1.1 years)	259,229	256,124
Chase Mortgage Finance Corp. (Chase)
2004-S1 CL A6 — 4.5% 2019
(1.6 years)	59,106	56,881
		532,810
Total Mortgage-Backed Securities
(Cost $4,358,741)		4,420,843

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%(c)
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A — 5.62346%
2044 (2.3 years)(d)(e)
(Cost $371,538)	371,538	371,303

ASSET-BACKED SECURITIES — 0.5%(c)
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.7925% 2019 Floating
Rate Security (2.9 years)(d)
(Cost $500,000)	500,000	502,635

	Principal
	amount
CASH EQUIVALENTS — 46.8%	or shares	Value
U.S. Treasury Bills — 41.7%
U.S. Treasury Bills, 0.05% to 0.11%,
7/25/13 to 10/10/13(a)	$44,000,000	$43,998,604
Money Market Funds — 5.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	5,353,842	5,353,842
Total Cash Equivalents
(Cost $49,350,007)		49,352,446
Total Investments in Securities
(Cost $91,795,674)		106,896,542
Other Liabilities in Excess of Other Assets — (1.3%)		(1,416,143)
Net Assets — 100.0%		$105,480,399
Net Asset Value Per Share		$13.58

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at June 30, 2013.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security designated to cover an unsettled bond purchase.

weitzinvestments.com 33

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA
The Short-Intermediate Income Fund’s Institutional Class returned -1.3% in the second calendar quarter, compared to a -1.7% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the calendar year-to-date, the Fund’s Institutional Class returned -0.2% compared to -1.4% for the BCIGC. The performance table following this discussion shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods, and shows returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary – “Fasten your seat belts; it’s going to be a bumpy night”
The fixed-income markets were jolted by comments in the second quarter by Federal Reserve Chairman Ben Bernanke that brought to mind Bette Davis’s line above from the 1950 movie All About Eve. The Chairman hinted about the end of the central bank’s $85 billion per month bond-buying program of Treasuries and mortgage-backed securities. It’s speculated that this latest installment of the Fed’s unconventional monetary policy (quantitative easing) may be reduced or “tapered” sometime later this year. Rather than wait for the Fed to actually act, market participants opted for a “taper-tantrum,” as Wally’s commentary describes at the beginning of this report. The result was a broad-based sell off in the fixed-income markets in May and June. With the exception of ultra-short securities, yields increased (prices fell) across the yield curve and across asset classes, from corporate bonds to mortgage-backed securities to municipal bonds. The table below shows the path of select U.S. Treasury yields, for perspective, on the change in interest rates in the last quarter, particularly from their lows in early May.

U.S. Treasury	3/30/2013	5/1/2013	6/30/2013
2-year	0.25%	0.20%	0.36%
5-year	0.77%	0.65%	1.40%
10-year	1.85%	1.60%	2.49%
30-year	3.10%	2.80%	3.50%

The front end of the yield curve, 2-year Treasuries, continues to be anchored by the Fed’s decision to keep short-term interest rates near zero. Longer rates, however, are beginning to price in the eventual removal of Fed intervention in longer-term interest rates and a return to more market based pricing. While this adjustment process has been swift and painful for some, we view it as a necessary step away from an artificially low interest rate environment imposed by the Fed which has encouraged increased risk taking in search of return.

Fund Review
A majority of Fund investments detracted from results in the quarter. The Fund’s modest equity position (approximately 3%) in Redwood Trust (-26%) was the largest detractor, accounting for half of the negative results in the quarter. Volatile mortgage market conditions impacted the securitization economics for jumbo loans, which had been very favorable early in the year. Despite the short-term market challenges, we think Redwood remains well positioned and on track for longer-term value creation. Other detractors were many and varied and included the corporate bonds of Markel Corporation, Vulcan Materials, Expedia and Boston Properties. Select mortgage-backed securities also detracted from Fund results as investors recalibrated their prepayment speed assumptions and average life expectations given the sudden rise in interest rates.

Approximately 40% of Fund investments added to results in the quarter. Contributors included the corporate bonds of Petrohawk Energy/BHP, Mohawk Industries and Dish Network.

Investment activity was modest for most of the quarter as few qualifying investment candidates were identified. Late in the quarter, we were able to deploy approximately 4% of Fund assets in mostly lower coupon agency pass-through securities on pools of 10-year and 15-year mortgages. These mortgage-backed securities (“MBS”) offer reasonable yield potential over their relatively short expected average lives. The low coupons and modest premiums help limit the risks associated with faster prepayments. Importantly, we believe these particular securities also have manageable extension risks should interest rates rise. On balance, we think these MBS have better risk-reward profiles than most high quality corporate bonds at today’s price levels.

Turning to portfolio metrics, the average life and duration of the Fund were mostly unchanged during the quarter. The average maturity decreased to 2.9 from 3.0 years while the average duration increased to 2.1 from 2.0 years at March 31. The average coupon declined modestly to 3.4% from 3.7%.

34 Weitz Funds

The “Portfolio Profile” page accompanying this report provides additional detail regarding the breakdown of our investment holdings by credit quality, sector and maturity distribution. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. A noteworthy highlight of our Fund’s maturity distribution and defensive positioning is that nearly 89% of the Fund’s net assets mature in less than 5 years with approximately 23% maturing in less than one year.

We are not pleased with reporting negative quarterly and year-to-date results but believe our Fund’s goal of generating reasonable results over time remains intact. Additionally, the recent price declines are interest rate related, not credit related. For investors with more than a one-year investment horizon, these price declines simply represent a deferral of future return and may present us with better investment opportunities. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any further market weakness.

	Total Returns		Average Annual Total Returns
								Since
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	Inception
Short-Intermediate Income Fund —
Institutional Class	-1.3%	1.8%	2.5%	4.4%	4.0%	4.7%	5.1%	5.8%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	-1.7	0.3	3.1	4.6	4.0	5.2	5.4	6.5
1-5 Year U.S. Government/Credit	-3.0	0.6	2.0	3.4	3.4	4.6	4.9	5.9
1-3 Year U.S. Government/Credit	-0.5	0.7	1.3	2.5	2.9	4.1	4.5	5.4

See page 4 for additional performance disclosures.

weitzinvestments.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury Notes	13.6%
U.S. Government Agency Mortgage Related Securities(b)	23.5
Aaa/AAA	5.0
Aa/AA	7.1
A/A	14.6
Baa/BBB	17.9
Ba/BB	6.8
B/B	0.6
Caa/CCC	0.6
Non-Rated	3.8
Common Stocks	1.4
Cash/Other	5.1
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	40.2%
Mortgage-Backed Securities	26.2
U.S. Treasury Notes	13.6
Cash Equivalents/Other	5.1
Asset-Backed Securities	4.9
Government Agency	3.0
Commercial Mortgage-Backed Securities	2.9
Taxable Municipal Bonds	1.6
Common Stocks	1.4
Convertible Bonds	1.1
Net Assets	100.0%

Financial Attributes
Average Maturity	2.9 years
Average Effective Maturity	2.4 years
Average Duration	2.1 years
Average Coupon	3.4%
30-Day SEC Yield at 6-30-13 - Institutional Class	1.2%
30-Day SEC Yield at 6-30-13 - Investor Class	1.0%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	5.3%
JP Morgan Chase & Co.	2.9
Mohawk Industries, Inc.	1.9
General Electric Capital Corp.	1.9
Bank of America Corp.	1.7

Maturity Distribution
Cash Equivalents/Other	5.1%
Less than 1 Year	17.6
1 to 3 Years	38.2
3 to 5 Years	27.8
5 to 7 Years	7.7
7 to 10 Years	1.5
10 Years or more	0.7
Common Stocks	1.4
Net Assets	100.0%

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s and S&P. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior debentures are currently rated Aaa and AA+ by Moody’s & S&P, respectively.

(c)	Percent of net assets

36 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

	Principal
CORPORATE BONDS — 40.2%	amount	Value
Airgas, Inc.
7.125% 10/01/18	$3,225,000	$3,382,551
American Express Co.
Credit Corp. 7.3% 8/20/13	3,782,000	3,816,662
FSB Bank 6.0% 9/13/17	2,500,000	2,883,153
8.125% 5/20/19	1,000,000	1,293,891
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,306,516
Aon plc
3.5% 9/30/15	5,000,000	5,245,910
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,341,966
Bank of America Corp.
5.125% 11/15/14	14,080,000	14,793,743
4.5% 4/01/15	10,000,000	10,493,680
Berkshire Hathaway Finance Corp.
4.625% 10/15/13	1,634,000	1,653,427
1.5% 1/10/14	500,000	503,083
4.85% 1/15/15	1,500,000	1,597,221
1.6% 5/15/17	1,000,000	996,726
5.4% 5/15/18	5,000,000	5,750,005
4.25% 1/15/21	1,000,000	1,069,562
Best Buy Co., Inc.
7.25% 7/15/13	6,449,000	6,489,306
Boston Properties LP
5.625% 4/15/15(d)	10,635,000	11,475,016
5.875% 10/15/19	8,250,000	9,528,338
Coinstar, Inc.
6.0% 3/15/19(c)	200,000	200,250
Comcast Corp.
6.5% 1/15/15	2,081,000	2,261,498
4.95% 6/15/16	8,590,000	9,521,036
5.15% 3/01/20	3,000,000	3,434,766
DCP Midstream Operating, LP
2.5% 12/01/17	2,000,000	1,976,250
Dell, Inc.
5.625% 4/15/14	1,250,000	1,291,399
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,403,476
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,093,590
DISH Network Corp.
7.0% 10/01/13	10,000,000	10,122,500
Expedia, Inc.
7.456% 8/15/18	13,000,000	15,015,481
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,043,690
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,343,710
Ford Motor Credit Co. LLC
4.207% 4/15/16	10,000,000	10,453,340
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,261,040
1.0% 9/23/15 Floating Rate Security	11,992,000	12,087,444
2.25% 11/09/15	6,181,000	6,337,540
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,479,856
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,047,467
4.75% 6/02/14	15,540,000	16,030,069

Principal
amount	Value
JP Morgan Chase & Co.
1.02325% 5/02/14
Floating Rate Security	$5,000,000	$5,026,755
2.6% 1/15/16	15,000,000	15,326,070
0.6636% 11/21/16 (Bear Stearns)
Floating Rate Security	15,000,000	14,787,945
6.0% 7/05/17	5,000,000	5,639,135
6.3% 4/23/19	2,500,000	2,907,840
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,297,149
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,050,381
Markel Corp.
7.125% 9/30/19	4,566,000	5,425,193
5.35% 6/01/21	10,000,000	10,806,570
4.9% 7/01/22	2,000,000	2,131,238
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,057,518
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,011,098
5.125% 8/15/14
(Travelers Life & Annuity)(c)	8,000,000	8,403,408
2.0% 1/09/15(c)	10,000,000	10,159,680
3.125% 1/11/16(c)	2,000,000	2,090,820
1.875% 6/22/18(c)	1,000,000	983,959
Mohawk Industries, Inc.
6.375% 1/15/16	25,905,000	28,693,621
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,797,895
6.25% 7/15/19	6,181,000	7,149,964
Penske Truck Leasing
2.5% 3/15/16(c)	9,945,000	10,122,439
3.75% 5/11/17(c)	5,000,000	5,236,200
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,114,313
7.25% 8/15/18	5,675,000	6,205,613
QVC, Inc.
7.5% 10/01/19(c)	4,000,000	4,350,144
Range Resources Corp.
8.0% 5/15/19	12,000,000	12,840,000
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,287,135
Safeway, Inc.
3.4% 12/01/16	5,000,000	5,216,305
SemGroup Holdings, LP
7.5% 6/15/21(c)	1,000,000	1,015,000
Shale-Inland Holdings, LLC
8.75% 11/15/19(c)	2,000,000	2,050,000
Solvay SA (Rhodia)
6.875% 9/15/20(c)	5,680,000	6,375,260
Texas Industries, Inc.
9.25% 8/15/20	300,000	324,750
Time Warner Cable, Inc.
7.5% 4/01/14	1,700,000	1,783,310
Time Warner, Inc.
3.15% 7/15/15	500,000	522,542
TransDigm, Inc.
7.75% 12/15/18	8,000,000	8,460,000
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	182,309

weitzinvestments.com 37

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
U.S. Bancorp
1.125% 10/30/13	$10,000,000	$10,017,030
U.S. Bank N.A.
4.95% 10/30/14	4,500,000	4,750,695
Valeant Pharmaceuticals International, Inc.
6.5% 7/15/16(c)	5,000,000	5,175,000
Vornado Realty Trust
4.25% 4/01/15	14,315,000	14,908,228
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	5,981,250
6.4% 11/30/17	8,000,000	8,560,000
Washington Post Co.
7.25% 2/01/19	8,500,000	9,906,520
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,065,510
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,528,900
0.6531% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,598,706
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,430,625
1.25% 2/13/15	27,339,000	27,506,041
0.4841% 5/16/16 Floating Rate Security	9,750,000	9,591,260
0.54325% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,919,725
Willis North America, Inc.
6.2% 3/28/17	14,477,000	16,135,833
WM Wrigley Jr. Co.
3.7% 6/30/14(c)	9,626,000	9,881,724
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,064,499
Total Corporate Bonds
(Cost $585,468,457)		606,878,263

CONVERTIBLE BONDS — 1.1%
Redwood Trust, Inc.
4.625% 4/15/18	17,000,000	16,798,125
(Cost $17,000,000)

MORTGAGE-BACKED SECURITIES — 26.2%(b)
Federal Home Loan Mortgage Corporation — 11.9%
Collateralized Mortgage Obligations — 5.3%
2627 CL LE — 3.0% 2017 (0.3 years)	55,537	55,820
3229 CL HB — 5.0% 2025 (0.7 years)	369,274	380,418
2778 CL JD — 5.0% 2032 (0.9 years)	1,400,175	1,425,869
2937 CL HJ — 5.0% 2019 (0.9 years)	733,518	760,663
2937 CL JG — 5.0% 2033 (1.0 years)	3,252,043	3,310,928
3556 CL MA — 5.0% 2037 (1.0 years)	754,492	776,368
2864 CL PE — 5.0% 2033 (1.0 years)	8,986,485	9,172,824
2934 CL KE — 5.0% 2033 (1.0 years)	2,535,681	2,584,819
3562 CL KA — 4.0% 2022 (1.0 years)	1,871,137	1,916,505
2760 CL PD — 5.0% 2032 (1.1 years)	3,025,289	3,101,740
2780 CL TE — 5.0% 2033 (1.1 years)	3,971,796	4,069,221
2574 CL JM — 5.0% 2022 (1.2 years)	287,118	299,233
3170 CL EA — 4.5% 2020 (1.2 years)	871,506	903,501
3840 CL KA — 5.0% 2029 (1.3 years)	2,903,129	2,991,246
3544 CL KA — 4.5% 2023 (1.3 years)	1,308,417	1,351,601
3815 CL AD — 4.0% 2025 (2.2 years)	1,769,441	1,838,030
3844 CL AG — 4.0% 2025 (2.3 years)(d)	5,356,512	5,621,003
3003 CL LD — 5.0% 2034 (3.1 years)	7,115,332	7,694,755

Principal
amount	Value
2952 CL PA — 5.0% 2035 (3.3 years)	$2,405,462	$2,606,984
3649 CL BW — 4.0% 2025 (3.4 years)	8,125,683	8,620,622
3620 CL PA — 4.5% 2039 (3.7 years)	5,983,128	6,365,037
3842 CL PH — 4.0% 2041 (3.9 years)	4,862,698	5,081,531
4107 CL LA — 2.5% 2031 (10.2 years)	6,957,760	6,570,220
4107 CL LW — 1.75% 2027 (12.8 years)	3,920,637	3,373,537
		80,872,475
Pass-Through Securities — 6.5%
EO1386 — 5.0% 2018 (1.8 years)	79,421	84,044
G18190 — 5.5% 2022 (2.9 years)	100,387	108,702
G13300 — 4.5% 2023 (3.0 years)	659,286	692,945
G18296 — 4.5% 2024 (3.0 years)	1,435,380	1,511,743
G18306 — 4.5% 2024 (3.1 years)	3,165,628	3,334,042
G13517 — 4.0% 2024 (3.2 years)	2,184,835	2,290,680
G18308 — 4.0% 2024 (3.2 years)	3,092,024	3,241,819
J13949 — 3.5% 2025 (3.5 years)	10,773,393	11,398,495
J14649 — 3.5% 2026 (3.5 years)	10,007,802	10,401,449
E02804 — 3.0% 2025 (3.6 years)	7,269,432	7,479,789
J16663 — 3.5% 2026 (3.7 years)	20,395,609	21,197,850
G01818 — 5.0% 2035 (4.0 years)	6,663,954	7,124,430
E03033 — 3.0% 2027 (4.0 years)	10,203,324	10,498,578
E03048 — 3.0% 2027 (4.1 years)	18,633,166	19,201,470
		98,566,036
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.4 years)	17,807,418	1,182,770
		180,621,281
Federal National Mortgage Association — 11.3%
Collateralized Mortgage Obligations — 1.5%
2006-21 CL CA — 5.5% 2029 (0.0 years)	13,052	13,046
2004-40 CL BA — 4.5% 2018 (0.3 years)	234,546	236,722
2005-9 CL AC — 5.0% 2033 (0.3 years)	991,846	999,356
2005-1 CL KA — 5.0% 2033 (0.4 years)	767,851	774,146
2003-43 CL EX — 4.5% 2017 (0.5 years)	67,097	68,243
2003-39 CL LC — 5.0% 2022 (0.5 years)	68,186	69,306
2010-9 CL CA — 5.0% 2037 (0.5 years)	1,627,392	1,646,198
2009-52 CL DC — 4.5% 2023 (0.7 years)	179,444	181,327
2004-78 CL AB — 5.0% 2032 (0.9 years)	2,800,674	2,868,744
2007-42 CL YA — 5.5% 2036 (1.0 years)	509,757	524,479
2003-86 CL KT — 4.5% 2018 (1.2 years)(d)	496,896	516,073
2009-44 CL A — 4.5% 2023 (1.3 years)	578,477	600,853
2003-9 CL DB — 5.0% 2018 (1.7 years)	445,742	476,139
2011-19 CL KA — 4.0% 2025 (2.1 years)	5,464,613	5,712,420
2010-145 CL PA — 4.0% 2024 (2.8 years)	3,112,081	3,233,440
2010-54 CL WA — 3.75% 2025 (2.9 years)	4,362,304	4,625,888
		22,546,380
Pass-Through Securities — 9.8%
254863 — 4.0% 2013 (0.1 years)	1,417	1,498
255291 — 4.5% 2014 (0.4 years)	37,984	40,584
256982 — 6.0% 2017 (1.6 years)	235,946	248,705
357414 — 4.0% 2018 (1.8 years)	906,902	959,647
254907 — 5.0% 2018 (1.9 years)	292,344	312,598
251787 — 6.5% 2018 (1.9 years)	9,817	10,886
357985 — 4.5% 2020 (2.3 years)	297,890	316,968
MA0464 — 3.5% 2020 (2.3 years)	7,592,967	7,940,824
888595 — 5.0% 2022 (2.5 years)	588,915	632,236
AD0629 — 5.0% 2024 (2.6 years)	2,124,073	2,280,308
995960 — 5.0% 2023 (2.7 years)	1,847,759	1,982,603
888439 — 5.5% 2022 (2.7 years)	524,350	566,870
AL0471 — 5.5% 2025 (2.8 years)	11,473,733	12,398,471

38 Weitz Funds

	Principal
	amount	Value
Pass-Through Securities (continued)
995693 — 4.5% 2024 (2.8 years)	$3,037,045	$3,229,963
AE0031 — 5.0% 2025 (2.8 years)	3,021,852	3,241,941
995692 — 4.5% 2024 (3.0 years)	2,677,835	2,847,728
930667 — 4.5% 2024 (3.1 years)	2,307,768	2,452,854
995755 — 4.5% 2024 (3.1 years)	4,020,817	4,269,204
890112 — 4.0% 2024 (3.2 years)	2,105,202	2,228,522
MA0043 — 4.0% 2024 (3.2 years)	1,853,628	1,962,212
AA5510 — 4.0% 2024 (3.2 years)	920,733	972,037
AA4315 — 4.0% 2024 (3.2 years)	4,073,516	4,311,128
931739 — 4.0% 2024 (3.3 years)	997,237	1,055,450
AD7073 — 4.0% 2025 (3.5 years)	3,223,147	3,403,150
555531 — 5.5% 2033 (3.5 years)	11,160,936	12,216,878
725232 — 5.0% 2034 (3.5 years)	927,272	1,003,281
995112 — 5.5% 2036 (3.5 years)	4,911,118	5,385,347
AR8198 — 2.5% 2023 (3.6 years)	14,466,945	14,875,974
AB1769 — 3.0% 2025 (3.6 years)	6,703,147	6,917,046
MA1502 — 2.5% 2023 (3.7 years)	11,600,000	11,927,743
AB2251 — 3.0% 2026 (3.8 years)	6,997,984	7,223,169
AB3902 — 3.0% 2026 (4.0 years)	5,016,879	5,175,237
MA0587 — 4.0% 2030 (4.0 years)	13,455,861	14,037,157
AB4482 — 3.0% 2027 (4.1 years)	11,064,305	11,414,172
		147,842,391
		170,388,771
Government National Mortgage Association — 0.3%
Interest Only Securities — 0.3%
2012-61 CL BI — 4.5% 2038 (1.5 years)(d)	5,706,650	276,892
2009-31 CL PI — 4.5% 2037 (2.3 years)	6,845,502	487,345
2010-66 CL IO — 1.32051% 2052
Floating Rate Security (5.4 years)	66,519,465	4,307,169
		5,071,406
Non-Government Agency — 2.7%
Collateralized Mortgage Obligations — 2.7%
Washington Mutual, Inc. (WAMU) 2003-S7
CL A1 — 4.5% 2018 (0.1 years)	135,618	137,573
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.3 years)	1,839,132	1,841,928
Sequoia Mortgage Trust (SEMT) 2012-2
CL A2 — 3.5% 2042 (0.7 years)	5,660,151	5,582,570
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.0 years)	2,105,297	2,068,486
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (1.1 years)	8,036,090	7,939,850
Chase Mortgage Finance Corp. (CHASE)
2004-S1 CL A6 — 4.5% 2019 (1.6 years)	72,902	70,158
Sequoia Mortgage Trust (SEMT) 2012-4
CL A1 — 3.5% 2042 (2.0 years)	7,821,460	7,845,241
Sequoia Mortgage Trust (SEMT) 2013-4
CL A3 — 1.55% 2043 (3.0 years)	14,879,869	14,884,854
		40,370,660
Total Mortgage-Backed Securities
(Cost $391,374,490)		396,452,118

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 2.9%(b)	amount	Value
Oaktree Real Estate Investments/Sabal
(ORES) 2012-LV1 CL A
4.0% 2044 (0.0 years)(c)	$1,719,773	$1,718,810
SMA Portfolio (SMAP) 2012-LV1 CL A
3.5% 2025 (0.7 years)(c)	1,545,409	1,553,265
LB-UBS Commercial Mortgage Trust
(LBUBS) 2006-C4 CL AAB 6.03632%
2032 Floating Rate Security (0.8 years)	9,438,423	9,759,334
Banc of America Commercial Mortgage Trust
(BACM) 2003-2 CL D 5.293903%
2041 Floating Rate Security (0.9 years)	10,798,144	11,132,271
Rialto Capital Management, LLC (RIAL)
2013-LT2 CL A 2.8331% 2028
(1.1 years)(c)	5,731,423	5,717,229
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A 5.62346%
2044 (2.3 years)(c)	13,325,221	13,316,800
Total Commercial Mortgage-Backed Securities
(Cost $42,978,476)		43,197,709

ASSET-BACKED SECURITIES — 4.9%(b)
United Auto Credit Securitization Trust
(UACST) 2012-1 CL A2 1.1% 2015
(0.4 years)(c)	2,383,918	2,383,415
Westlake Automobile Receivables Trust
(WLAKE) 2012-1A CL A2 1.03% 2016
(0.5 years)(c)	4,285,903	4,291,775
Stanwich Mortgage Loan Co. (STWH)
2012-NPL5 CL A 2.9814% 2042
(0.8 years)(c)	12,809,955	12,829,938
Stanwich Mortgage Loan Co. (STWH)
2012-NPL4 CL A 2.9814% 2042
(0.8 years)(c)	3,256,771	3,275,106
Prestige Auto Receivables Trust (PART)
2013-1A CL A2 1.09% 2018
(1.2 years)(c)	4,500,000	4,491,214
Credit Acceptance Auto Loan Trust
(CAALT) 2011-1 CL B 3.96% 2019
(1.2 years)(c)	7,500,000	7,706,651
Stanwich Mortgage Loan Co. (STWH)
2013-NPL1 CL A 2.9814% 2043
(1.2 years)(c)	8,880,164	8,869,064
Stanwich Mortgage Loan Co. (STWH)
2013-NPL2 CL A 3.2282% 2059
(1.7 years)(c)	7,880,436	7,880,436
CPS Auto Receivables Trust (CPS)
2013-A CL A 1.31% 2020
(1.7 years)(c)	4,569,091	4,552,706
Vericrest Opportunity Loan Trust (VOLT)
2013-3 CL A 3.22162% 2053
(2.0 years)(c)	4,910,136	4,897,861
Bayview Opportunity Master Fund IIa Trust (BOMFT)
2013-2RPL CL A 3.721% 2018
(2.8 years)(c)	2,928,694	2,915,954
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 0.7925% 2019 Floating
Rate Security (2.9 years)(c)	4,500,000	4,523,711
Cabela’s Master Credit Card Trust (CABMT)
2012-2A CL A2 0.6725% 2020 Floating
Rate Security (3.9 years)(c)	6,000,000	5,979,417
Total Asset-Backed Securities
(Cost $74,699,510)		74,597,248

weitzinvestments.com 39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

TAXABLE	Principal
MUNICIPAL BONDS — 1.6%	amount	Value
North Texas Tollway Authority Revenue
2.441% 9/01/13	$4,000,000	$4,013,920
Nebraska Public Power District
5.14% 1/01/14	10,000,000	10,232,400
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,393,437
6.0% 9/01/15	1,220,000	1,329,727
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,005,720
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	902,058
4.788% 6/01/18	1,000,000	1,117,360
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,433,443
Total Taxable Municipal Bonds
(Cost $22,871,604)		23,428,065

U.S. TREASURY AND GOVERNMENT AGENCY — 16.6%
U.S. Treasury Notes — 13.6%
U.S. Treasury Note
3.125% 9/30/13	15,000,000	15,113,385
1.25% 2/15/14	30,000,000	30,208,590
1.25% 3/15/14	30,000,000	30,233,790
1.75% 3/31/14	30,000,000	30,357,420
0.375% 1/15/16	40,000,000	39,859,360
0.375% 2/15/16	40,000,000	39,823,440
0.875% 11/30/16	20,000,000	20,015,620
		205,611,605
Government Agency — 3.0%
Freddie Mac
2.0% 8/14/17(d)	25,000,000	25,051,475
3.0% 8/01/19	20,000,000	20,039,220
		45,090,695
Total U.S. Treasury and Government Agency
(Cost $251,042,594)		250,702,300

COMMON STOCKS — 1.4%	Shares	Value
Redwood Trust, Inc.
(Cost $14,702,458)	1,277,409	$21,715,953

CASH EQUIVALENTS — 8.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $121,780,688)	121,780,688	121,780,688
Total Investments in Securities
(Cost $1,521,918,277)		1,555,550,469
Other Liabilities in Excess of Other Assets — (3.0%)		(44,951,015)
Net Assets — 100.0%		$1,510,599,454
Net Asset Value Per Share - Institutional Class		$12.46
Net Asset Value Per Share - Investor Class		$12.44

(a)	Rate presented represents the annualized 7-day yield at June 30, 2013.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Security designated to cover an unsettled bond purchase.

40 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned -1.6% in the second calendar quarter, compared to a -1.7% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund returned -1.2% compared to -0.9% for our Fund’s primary benchmark.

Commentary – “Fasten your seat belts; it’s going to be a bumpy night”
The fixed-income markets were jolted by comments in the second quarter by Federal Reserve Chairman Ben Bernanke that brought to mind Bette Davis’s line above from the 1950 movie All About Eve. The Chairman hinted about the end of the central bank’s $85 billion per month bond-buying program of Treasuries and mortgage-backed securities. It’s speculated that this latest installment of the Fed’s unconventional monetary policy (quantitative easing) may be reduced or “tapered” sometime later this year. Rather than wait for the Fed to actually act, market participants opted for a “taper-tantrum,” as Wally’s commentary describes at the beginning of this report. The result was a broad-based sell off in the fixed-income markets in May and June. With the exception of ultra-short securities, yields increased (prices fell) across the yield curve and across asset classes, from corporate bonds to mortgage-backed securities to municipal bonds. The table below shows the path of select U.S. Treasury yields, for perspective, on the change in interest rates in the last quarter, particularly from their lows in early May.

U.S. Treasury	3/30/2013	5/1/2013	6/30/2013
2-year	0.25%	0.20%	0.36%
5-year	0.77%	0.65%	1.40%
10-year	1.85%	1.60%	2.49%
30-year	3.10%	2.80%	3.50%

The front end of the yield curve, 2-year Treasuries, continues to be anchored by the Fed’s decision to keep short-term interest rates near zero. Longer rates, however, are beginning to price in the eventual removal of Fed intervention in longer-term interest rates and a return to more market based pricing. While this adjustment process has been swift and painful for some, we view it as a necessary step away from an artificially low interest rate environment imposed by the Fed which has encouraged increased risk taking in search of return.

Fund Review and Outlook
The municipal bond market, particularly longer-term municipal bonds, underperformed the already poor results of the Treasury market in the second quarter as heavy new issuance and declining demand added further pressure on bond prices and interest rates. Despite the tax advantages of municipal bonds (federally and, typically, state exempt), this underperformance left municipal yields across the yield curve higher than comparable U.S. Treasuries. This relative relationship (municipal bond yields higher than Treasury yields) remains as high as it has been in some time.

Nearly all of our Fund’s investments detracted from results during the quarter. Investment activity continued to be modest as we identified fewer qualifying opportunities. The average duration of our Fund increased to 3.0 from 2.9 years and the average maturity increased to 5.9 years from 5.3 years in the previous quarter. Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments’ fiscal position.

The “Portfolio Profile” page accompanying this report provides additional detail regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

We are not pleased with reporting negative quarterly and year-to-date results but believe our Fund’s goal of generating reasonable results over time remains intact. Additionally, the recent price declines are interest rate related, not credit related. For investors with more than a one-year investment horizon, these price declines simply represent a deferral of future return and may present us with better investment opportunities. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any further market weakness.

	Total Returns		Average Annual Total Returns
									Since
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Nebraska Tax-Free Income Fund	-1.6%	-0.5%	2.3%	3.3%	3.1%	3.8%	4.3%	4.8%	5.2%
Barclays Capital 5-Year Municipal Bond Index	-1.7	0.2	3.3	4.9	3.9	4.6	4.8	5.5	—

See page 4 for additional performance disclosures.

weitzinvestments.com 41

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	78.2%
Florida	4.3
Arizona	4.0
Puerto Rico	2.8
Texas	2.2
Virginia	1.2
North Dakota	1.0
Tennessee	0.9
Iowa	0.8
Illinois	0.3
Cash Equivalents/Other	4.3
Net Assets	100.0%

Sector Breakdown
Power	30.0%
Higher Education	18.0
Hospital	9.4
General	4.8
Lease	4.0
Water/Sewer	3.5
Airport/Transportation	2.7
Highway	1.2
Housing	0.6
Total Revenue	74.2
City/Subdivision	6.4
School District	5.6
County	3.3
State/Commonwealth	1.6
Natural Resource District	1.6
Total General Obligation	18.5
Escrow/Pre-Refunded	3.0
Cash Equivalents/Other	4.3
Net Assets	100.0%

Financial Attributes
Average Maturity	5.9 years
Average Effective Maturity	3.4 years
Average Duration	3.0 years
Average Coupon	4.1%
30-Day SEC Yield at 6-30-13	1.4%
Municipals exempt from federal and
Nebraska income taxes	Approx. 81%
Municipals subject to alternative
minimum tax	Approx. 1%

Five Largest Issuers(b)
Nebraska Public Power District	9.4%
University of Nebraska	8.1
Omaha Public Power District	5.2
Public Power Generation Agency	3.6
Children’s Hospital Obligated Group	3.4

Credit Quality(a)
Aaa/AAA	6.0%
Aa/AA	45.3
A/A	37.9
Baa/BBB	3.4
Non-Rated	3.1
Cash Equivalents/Other	4.3
Net Assets	100.0%

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)	Percent of net assets

42 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 95.7%	amount	Value
Arizona — 4.0%
Maricopa County, General Obligation,
Gilbert Unified School District No. 41, Refunding, Series 2012
5.0%, 7/01/18	$400,000	$461,156
Peoria Unified School District No. 11, Series 2006
5.0% 7/01/24	950,000	1,041,437
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	1,000,000	1,002,390
University of Arizona, System Revenue, Series 2005A
5.0%, 6/01/19	810,000	879,360
		3,384,343
Florida — 4.3%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,146,500
JEA, Electric System Revenue, Series Three 2009B
5.0%, 10/01/28	300,000	311,148
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,102,550
Orlando Utilities Commission, Utility System Revenue, Refunding,
Series 2006, 5.0%, 10/01/17	1,000,000	1,119,090
		3,679,288
Illinois — 0.3%
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	278,837
Iowa — 0.8%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	639,798
Nebraska — 78.2%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	269,245
4.4%, 12/15/17	250,000	272,960
5.3%, 12/15/18	700,000	701,127
Bellevue, Development Revenue, Bellevue University Project,
Series 2010A, 2.75%, 12/01/15	1,000,000	1,021,990
Cornhusker Public Power District, Electric Revenue, Refunding,
Series 2010, 2.4%, 7/01/17	400,000	407,632
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
2.15%, 12/15/13	490,000	493,190
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	127,119
2.75%, 12/15/19	100,000	101,631
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16	430,000	467,156
5.6%, 7/01/25	400,000	447,724
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	540,146
Douglas County, General Obligation, Refunding, Series 2011B
3.0%, 12/15/19	1,155,000	1,201,292
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,182
Quality Living Inc. Project
4.7%, 10/01/17	255,000	251,389

Principal
amount	Value
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	$500,000	$515,695
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	401,029
5.0%, 11/15/15	295,000	321,391
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	243,754
5.25%, 8/15/20	1,000,000	1,088,300
5.5%, 8/15/21	1,430,000	1,551,736
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	440,000	470,602
Douglas County, Millard Public School District #17,
Certificates of Participation, Series 2012
0.8%, 6/15/14	420,000	420,773
Refunding, Series 2009, 4.0%, 6/15/17	750,000	768,720
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	625,872
4.75%, 9/01/17	200,000	208,952
Grand Island, Electric Revenue, Refunding, Series 2012
1.25%, 8/15/16	1,000,000	1,000,620
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.45%, 4/01/14	650,000	651,755
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	328,147
2.0%, 10/15/17	430,000	438,914
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	782,692
3.25%, 1/01/17	500,000	528,740
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	421,723
3.0%, 11/15/17	640,000	649,184
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
Series 2006, 4.0%, 6/01/19	300,000	313,398
Series 2008A, 5.0%, 6/01/16	500,000	544,735
Series 2008A, 5.0%, 6/01/17	500,000	552,580
Lincoln, Certificates of Participation,
Series 2010A, 2.4%, 3/15/17	395,000	404,725
Series 2012, 3.0%, 6/01/14	830,000	850,941
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	645,877
2.5%, 4/01/21	925,000	902,300
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18	1,000,000	1,109,980
Series 2012, 5.0%, 9/01/21	1,000,000	1,190,550
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,046,010
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	472,459
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012
1.5%, 6/15/17	440,000	443,436
1.75%, 6/15/18	425,000	427,074
Lincoln, Water Revenue, Refunding, Series 2012
1.5% 8/15/16	450,000	457,060

weitzinvestments.com 43

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Municipal Energy Agency of Nebraska, Power Supply System
Revenue, Refunding,
2009 Series A, BHAC Insured
5.0%, 4/01/20	$500,000	$576,415
2012 Series A, 5.0%, 4/01/18	100,000	114,961
2013 Series A, 4.0%, 4/01/17	250,000	274,610
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	502,505
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	770,130
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A, 2.4%, 9/01/17	475,000	487,112
Nebraska Public Power District, Revenue,
2003 Series A, 5.0%, 1/01/20	230,000	230,090
2005 Series A, 5.0%, 1/01/18	200,000	217,668
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,059,730
2007 Series B, 5.0%, 1/01/20	395,000	442,850
2007 Series B, 5.0%, 1/01/21	1,750,000	1,966,317
2008 Series B, 5.0%, 1/01/18	800,000	920,112
2008 Series B, 5.0%, 1/01/19	250,000	283,913
2010 Series C, 4.25%, 1/01/17	500,000	551,695
2011 Series A, 4.0%, 1/01/15	250,000	262,783
2012 Series A, 4.0%, 1/01/21	500,000	547,465
2012 Series A, 5.0%, 1/01/21	500,000	581,370
2012 Series B, 3.0%, 1/01/24	1,000,000	969,210
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	431,965
5.0%, 7/15/16	200,000	222,214
4.0%, 7/15/17	200,000	214,456
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	654,186
Omaha, General Obligation, Refunding,
Series 2008
5.0%, 6/01/20	350,000	401,331
5.25%, 10/15/19	250,000	293,940
Series 2012B, 4.0%, 11/15/17	500,000	557,500
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23	770,000	874,897
Series 2010, 4.125%, 6/01/29	650,000	656,819
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	257,948
3.95%, 10/15/18	240,000	263,825
Omaha Public Power District,
Electric System Revenue,
1993 Series C, 5.5%, 2/01/14	80,000	82,514
2007 Series A, 4.1%, 2/01/19	1,000,000	1,083,010
2012 Series A, 5.0%, 2/01/24	2,000,000	2,306,780
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured
4.75%, 2/01/36	1,000,000	1,009,660
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/14	250,000	262,353

Principal
amount	Value
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	$930,000	$976,956
Series 2009, 5.0%, 12/01/28	500,000	536,225
Papio-Missouri River Natural Resources District, General Obligation,
Flood Protection and Water Quality Enhancement, Series 2013
3.0%, 12/15/16	400,000	425,576
3.0%, 12/15/17	385,000	411,523
3.0%, 12/15/18	500,000	528,645
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,364,731
AMBAC Insured, 5.0%, 1/01/18	750,000	834,488
AMBAC Insured, 5.0%, 1/01/26	800,000	857,744
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	159,478
2.6%, 12/15/19	135,000	139,016
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,077,450
State of Nebraska, Certificates of Participation,
Series 2010B, 1.2%, 9/15/14	1,230,000	1,241,045
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18	830,000	915,200
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	537,947
Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	311,536
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,245,269
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	356,304
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,234,866
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,126,614
4.5%, 6/01/20	500,000	527,340
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	429,788
5.0%, 5/15/33	700,000	737,128
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	622,670
5.0%, 5/15/27	800,000	874,224
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	335,815
3.4%, 9/01/17	415,000	422,126
		66,894,545

44 Weitz Funds

	Principal
	amount	Value
North Dakota — 1.0%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	$795,000	$857,105
Puerto Rico — 2.8%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	889,616
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,019,310
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	501,375
		2,410,301
Tennessee — 0.9%
Memphis, General Obligation, General Improvement, Series 2006A
5.0%, 11/01/19	720,000	784,080
Texas — 2.2%
Harris County, General Obligation, Permanent Improvement,
Refunding, Series 2005A
5.0%, 10/01/18	500,000	543,370
San Antonio, General Obligation, Refunding, Series 2010
5.0%, 2/01/19	1,195,000	1,302,215
		1,845,585

Principal
amount
or shares	Value
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	$975,000	$1,041,768
Total Municipal Bonds
(Cost $79,722,905)		81,815,650

CASH EQUIVALENTS — 3.3%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $2,789,200)	2,789,200	2,789,200
Total Investments in Securities
(Cost $82,512,105)		84,604,850
Other Assets Less Other Liabilities — 1.0%		906,162
Net Assets — 100.0%		$85,511,012
Net Asset Value Per Share		$10.21

(a)	Rate presented represents the annualized 7-day yield at June 30, 2013.

weitzinvestments.com 45

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the second calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Like a bad dream that’s hard to shake, investors and savers in money market funds or savings accounts remained mired in a low-to-no return investment environment in the second quarter. Zero bound short-term interest rates have persisted for over four years, providing puny income return for savers in investment vehicles like money market funds, bank savings accounts and short-term CDs. Our Fund’s 7-day effective and current yield likewise remains stuck near zero, ending the second quarter at 0.01%, unchanged from March 31.

The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the second quarter. At these meetings the FOMC cited improvements in one of its dual mandates, labor market conditions, although the unemployment rate remains above its target of 6-1/2 percent. In commenting on its other mandate, price stability, the Committee continues to anticipate that inflation over the medium term will likely run at or below its 2 percent objective. Additionally, the Committee reported that they saw reduced downside risks to the outlook for the economy since the fall and hinted that it may ease back or “taper” its purchases of Treasuries and agency mortgage-backed securities. The Committee concluded both meetings by affirming its commitment to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at an “exceptionally low range” of zero to 0.25% at least as long as the unemployment rate remains above 6-1/2 percent, current inflation is less than 2-1/2 percent, and inflation expectations remain “well anchored.”

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of June 30, 93.0% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at June 30 was approximately 47 days.

The path of ultra-short-term interest rates is inevitably higher. However, the timing of this event is captive to the Fed’s decision to maintain a highly accommodative stance towards monetary policy. When the Fed changes from its current course and begins to raise short-term rates, our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, appear likely to persist for at least another year. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

46 Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • JUNE 30, 2013 • (UNAUDITED)

	Principal
U.S. TREASURY — 93.0%†	amount	Value
U.S. Treasury Bill
0.05% 8/01/13	$54,000,000	$53,997,525
0.03% 9/05/13	45,000,000	44,997,450
Total U.S. Treasury		98,994,975

MONEY MARKET FUNDS — 7.0%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	7,328,392	$7,328,392
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		7,380,948
Total Investments in Securities
(Cost $106,375,923)		106,375,923
Other Assets Less Other Liabilities — 0.0%		38,225
Net Assets — 100.0%		$106,414,148
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at June 30, 2013.

weitzinvestments.com 47

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended
The Blended Index blends the S&P 500 with the Barclays Capital Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

48 Weitz Funds

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weitzinvestments.com 49

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50 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	John R. Detisch, Vice President, Secretary &
Thomas R. Pansing, Jr.	Chief Compliance Officer
Roland J. Santoni	Kenneth R. Stoll, Vice President & Chief
Barbara W. Schaefer	Financial Officer
Delmer L. Toebben	Bradley P. Hinton, Vice President
Wallace R. Weitz
Justin B. Wender	Distributor
Weitz Securities, Inc.
Investment Adviser
Weitz Investment Management, Inc.	Transfer Agent and Dividend Paying Agent
1125 South 103rd Street, Suite 200	Weitz Investment Management, Inc.
Omaha, NE 68124-1071
(800) 304-9745	Sub-Transfer Agent
Boston Financial Data Services, Inc.
Custodian
Wells Fargo Bank, N.A.	NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at weitzinvestments.com. Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

8/2/13

weitzinvestments.com 51

Quarterly Report June 30, 2013

weitzinvestments.com